UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07138

Name of Fund:  BlackRock MuniYield New Jersey Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniYield New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES  BLACKROCK SOLUTIONS  EQUITIES  FIXED INCOME  LIQUIDITY
REAL ESTATE


Annual Reports


OCTOBER 31, 2006


(BLACKROCK logo)


BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock Shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders or Common Stock Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!



BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund


Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock MuniYield Michigan Insured Fund, Inc.

E&Y's reports on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006, (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2006.



Announcement of Annual Stockholders Meeting


Each Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by each Fund by February 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for each Fund's 2007 Annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Funds by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Letter to Shareholders


Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:


Total Returns as of October 31, 2006                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +6.11%         +16.34%
Small cap U.S. equities (Russell 2000 Index)                            +0.90          +19.98
International equities (MSCI Europe, Australasia, Far East Index)       +3.77          +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60          + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12          + 5.75
High yield bonds (Credit Suisse High Yield Index)                       +4.66          +10.29


The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds continued to focus on the dual goals of providing a generous current income accrual and muting price volatility, while maintaining a high degree of credit quality within each portfolio.


Describe the recent market environment relative to municipal bonds.

Supported by a positive technical backdrop, municipal bonds managed to significantly outperform their taxable counterparts for the 12-month period ended October 31, 2006. Despite considerable volatility, taxable bond yields were little changed over the past year. Tax-exempt bonds, in the meantime, saw their yields decline (as prices, which move opposite of yields, rose).

For much of the first half of the fiscal period, longer-maturity U.S. Treasury bond yields rose (and prices declined) as investors focused on strong U.S. economic activity and inflationary concerns triggered by rising oil prices. By mid-May 2006, the yield on 30-year U.S. Treasury bonds rose more than 70 basis points (.70%) to 5.31%. Bond prices began to improve in late June as economic activity weakened and inflationary pressures subsided. Bond price improvement accelerated after the Federal Reserve Board (the Fed) refrained from raising the target interest rate at its August 8 meeting, a move that came after 17 consecutive interest rate hikes since June 2004. Recent declines in oil prices, and especially gasoline prices, helped to reverse earlier inflationary concerns and support higher bond prices. Over the 12-month period, 30-year U.S. Treasury bond yields fell four basis points to 4.72%, while 10-year Treasury yields rose four basis points to 4.61%.

Meanwhile, the municipal bond market found support in declining new-issue volume and increasing investor demand. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 52 basis points to 4.07% over the past 12 months. Shorter maturities experienced smaller yield declines, with yields on AAA-rated municipal issues maturing in 10 years falling 28 basis points to 3.64%.

Demand for municipal product by retail and institutional investors has remained very strong despite the recent decline in bond yields. The strong demand is reflected in continued flows into long-term, tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of more than $1.3 billion during September 2006, a material increase from $344 million in July and $283 million in June. During the first nine months of 2006, long-term tax-exempt bond funds had net new cash flows of over $9.6 billion, a 43% increase compared to the same period a year earlier. Recent weekly fund flows, reported by AMG Data, averaged $416 million in October 2006, well above the July average of $247 million and the year-to-date weekly average of $315 million.

Also supporting municipal bond price improvement has been a decline in new issuance. In the first 10 months of 2006, more than $295 billion in new long-term municipal bonds was underwritten, a decline of over 12.5% versus the same period a year ago. Notably, after declining for much of the year, refunding activity increased slightly in October as the lower interest rate environment sparked an increase in refinancing activity. On a year-to-date basis, however, refunding activity has declined over 50% relative to last year's refunding issuance.

Looking ahead, the positive technical framework in the municipal marketplace suggests that the tax-exempt market should continue to perform well. New supply is expected to remain manageable and tax-exempt bond yield ratios remain in their recent range of 86% - 89% of comparable long-term U.S. Treasury yields, well within their recent historic norms. These ratios argue for continued strong demand from non-traditional, arbitrage-related accounts, which continue to be attracted to the municipal bond market given its relatively steep yield curve. Taken together, these factors suggest that the municipal market is poised to continue to perform well as we approach year-end.


BlackRock MuniYield Florida Insured Fund

Describe conditions in the State of Florida.

Florida maintains credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance has been the result of a robust service-oriented economy, prudent budget decisions and a moderate debt profile. Florida's budget for fiscal year 2007 grew 7% to $74 billion and reflects continued spending constraints, conservative revenue projections and additional deposits to the state's reserve funds. Florida has adhered to strict budget guidelines in recent history and we expect that trend to continue, as many of the state's budget practices have been made into law.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Solid economic growth has allowed the state to build revenue reserves to an estimated $8 billion and to offer its residents some tax relief in the form of tax credits, tax-free shopping days and the repeal of the intangible tax. Overall sales tax growth, which has averaged more than 8% per year in recent history, should be sufficient to cover any revenue losses associated with the repeal of the intangible tax, although no new revenue streams have been created. Spending at the state level remains dominated by education, with over 50% of the budget dedicated to primary and secondary education needs. The state also faces significant additional spending requirements as a result of the recent Class Size Initiative and an overall desire to increase the quality of public education in Florida. In addition to education, we expect that population growth will increase demand on the government to provide more money for transportation, public safety, health services and emergency relief.

Overall, Florida's economy continues to outperform on both a national and regional basis. Job creation has surpassed the national average, leading to low unemployment and rising personal incomes. The most recent data reflects an unemployment rate of 3.2%, compared to a national average of 4.4%. These trends, coupled with a relatively low cost of living, have encouraged migration into Florida and led to a more diversified demographic base. Although the demands of a growing population will put pressure on the state's finances, we continue to believe that Florida is well-positioned given its financial flexibility and record of proactive management.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Shares of BlackRock MuniYield Florida Insured Fund (formerly MuniYield Florida Insured Fund) had net annualized yields of 4.97% and 5.21%, based on a year-end per share net asset value of $14.91 and a per share market price of $14.21, respectively, and $.741 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +6.87%, based on a change in per share net asset value from $14.72 to $14.91, and assuming reinvestment of all distributions.

The Fund's return, based on net asset value, modestly lagged the +7% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida or a city in Florida.) The Fund's underperformance occurred primarily in the first half of the fiscal year when the yield curve flattened dramatically and short and intermediate maturities underperformed. We had exposure to these sectors through bonds that had been prerefunded in prior periods, thereby transforming several of our longer-dated issues into intermediate-maturity issues. Despite their underperformance on a total return basis, these bonds were acquired in a higher interest rate environment and, as such, contribute meaningfully to the Fund's yield. This supports our long-term commitment to providing shareholders with an attractive level of income and allowed the Fund to maintain an above-average yield versus its peers. We intend to reduce some of the Fund's concentration in prerefunded bonds over time; however, their high acquisition yields would be difficult to replace in the current environment.

To a lesser extent, the Fund's total return performance was affected by its conservative investment parameters. This prohibited us from investing in non-investment grade issues, which outperformed the high-grade market as credit spreads narrowed during the year.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Shares was +5.09%, based on a change in per share net asset value from $14.57 to $14.91, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


What changes were made to the portfolio during the period?

For most of the year, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This was consistent with our goal of increasing the income provided to shareholders and muting the Fund's net asset value volatility, particularly as the yield curve flattened. However, as the year progressed, we began to see some opportunity in the 10-year - 20-year area of the curve. This maturity range had suffered most under the weight of the Fed's interest rate hikes and, we believe, could be poised for strong relative performance as the yield curve resteepens.

Issuance of Florida municipal bonds increased approximately 41% during the period compared to the same 12 months a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues offered coupons below 5%. In general, the cost of obtaining 5.25% coupons in the new-issue market remained prohibitive. Importantly, we remained fully invested throughout the year in order to augment yield.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Shares had an average yield of 3.48% for Series A and 3.47% for Series B. The fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. We are continuing in our efforts to increase the Fund's exposure to bonds with maturities in the 10-year - 20-year range. At the same time, to enhance yield, we are looking to add some 20-year - 30-year bonds with coupons in the area of 5.25%, without paying a premium to the AAA scale.

Although the Fed paused in its interest rate-hiking campaign, leaving the federal funds rate at 5.25%, the central bank has indicated that it will continue to look to the economic and inflationary data for signposts in determining future monetary policy. As such, we would expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Against this backdrop, we will continue to maintain a fully invested portfolio and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.


BlackRock MuniYield Michigan Insured Fund, Inc.

Describe conditions in the State of Michigan.

The State of Michigan maintained credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's (S&P) and Fitch, respectively. Troubles in the automotive sector (in particular, at General Motors/Delphi) have caused stagnant revenue growth that could be indicative of a more structural or long-term economic problem. These lingering concerns triggered two rating downgrades during the annual period. Fitch assigned a negative rating outlook to the state in mid-April, and S&P followed suit in August. Without marked fiscal improvements, further rating downgrades are possible later in 2006 or in 2007.

The key to future ratings actions remains the performance of the state's economy, which continues to lag national trends as well as that of the Great Lakes region. State employment continued to descend in fiscal year 2006, albeit at a slower pace when compared to the previous five years. Future job cuts in the automotive industry threaten to further undermine revenue collections, and could result in additional state aid commitments. Compounding that, the legislature's repeal of the single-business income tax is expected to cost the state $1.9 billion annually beginning in fiscal year 2009, and will likely produce significant structural deficits. To maintain current rating levels will require employment stability and continued budget balancing.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Michigan Insured Fund, Inc. (formerly MuniYield Michigan Insured Fund, Inc.) had net annualized yields of 5.30% and 5.58%, based on a year-end per share net asset value of $15.45 and a per share market price of $14.67, respectively, and $.819 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.64%, based on a change in per share net asset value from $15.32 to $15.45, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



The Fund's total return, based on net asset value, lagged the +7.46% average return of the Lipper Michigan Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) As an insured fund, at least 80% of the Fund's holdings must be insured or rated AAA. This above-average credit quality profile put the Fund at a disadvantage relative to some of its more aggressive peers, as lower-rated issues experienced consistently strong price appreciation throughout the period. We had also retained some seasoned, higher-couponed issues with maturities and call features that became very responsive to yield movements in the intermediate maturity sector, and this detracted from performance as the municipal yield curve flattened and the intermediate sector underperformed. Nevertheless, these bonds came with attractive book yields and contributed meaningfully to the Fund's distribution rate. We chose to maintain our positions given that the sale of these bonds would likely result in both material capital gain distributions and an overall reduction in the Fund's coupon income distribution. As a result, the Fund ended the fiscal year with one of the highest distribution yields among its peers.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.20%, based on a change in per share net asset value from $15.08 to $15.45, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

A decline in new-issue volume, coupled with low nominal bond yields, offered limited trading opportunities throughout the fiscal year. During the 12-month period, $10.53 billion in Michigan municipal bonds was underwritten, a decline of more than 26% versus the same period a year ago. This compared to the national average decline in issuance of 6.8%.

For the most part, recent purchases have focused on AA-rated and A-rated hospital revenue bonds, which offered good value given their incremental yield and significant market liquidity. The Fund's credit quality profile remained largely unchanged during the period, with more than 85% of net assets rated AAA.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.41% for Series A, 3.30% for Series B, 3.31% for Series C and 3.29% for Series D. The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the annual period with a slightly defensive stance, as current yield levels appear to be lower than economic and inflation fundamentals alone would support. Ongoing positive technical factors - particularly the significant amount of excess liquidity-driven demand seen in recent months - prevent taking a more defensive duration posture.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


We will continue to monitor economic trends, notably employment and housing, to ensure that the Fund's current structure is appropriate. Future portfolio activity is expected to support our ongoing efforts to enhance shareholder income and maintain the Fund's higher-than-average distribution yield.


BlackRock MuniYield New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

The $31 billion fiscal year 2007 budget adopted by the New Jersey legislature generally kept Governor John Corzine's original proposals intact, although a stalemate over the budget initially resulted in a government shutdown in early July. A 1% sales tax hike, expected to generate roughly $1.2 billion, and approximately $2 billion in spending reductions and freezes are the key factors in reducing a projected $4.5 billion budget gap. However, to end the budget stalemate, Governor Corzine agreed to an allocation of one-half of the new sales tax receipts to property tax rebates. On November 7, New Jersey voters made this allocation permanent by means of a ballot proposal. The budget also includes tax increases and surcharges on various items, such as cigarettes, car rentals and luxury goods.

On the expense side, state aid to municipalities and school districts is essentially flat for yet another year, but $1.1 billion will go into the state pension system, exceeding the entire amount allocated in the last 10 years. The budget significantly reduces reliance on one-time revenues and, therefore, is the most structurally balanced budget in several years. This is a favorable credit rating factor for New Jersey's general obligation bonds, which are currently rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively. All three agencies have a stable outlook on the state.

New Jersey's high and growing net tax-supported debt as a percentage of personal income is 7.9%, well above the 2.4% median of similarly rated states. In addition, the state recently started a five-year, $6 billion debt financing program for transportation projects, and the funding of billions of dollars of court-mandated school construction projects is yet to be determined.

New Jersey's credit strength lies in its very broad, diverse economy and high wealth level. Recovery from the last recession was fairly quick, although employment growth has slowed. The September 2006 (preliminary) employment growth figure was up .6% from the same month last year. Average annual employment grew 1.1% in 2005 from the previous year. New Jersey ranks first among the 50 states in median household income and second in per capita personal income.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield New Jersey Insured Fund, Inc. (formerly MuniYield New Jersey Insured Fund, Inc.) had net annualized yields of 4.65% and 4.79%, based on a year-end per share net asset value of $15.42 and a per share market price of $14.96, respectively, and $.717 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.50%, based on a change in per share net asset value from $15.07 to $15.42, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +8.57% average return of the Lipper New Jersey Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) Notably, the Fund was disadvantaged relative to many of its peers by its conservative investment parameters. Specifically, the Fund is limited in its ability to invest in lower-quality issues, which outperformed during the period as credit spreads (versus higher-quality issues of comparable maturity) tightened dramatically in the first six months of the reporting period. Spreads tightened in the latter six months, but to a much lesser degree than in the earlier period, which benefited from relative performance. Per its investment parameters, over 80% of the portfolio is invested in AAA-rated, insured bonds.

Another factor that weighed heavily on the Fund's performance was the fact that a number of seasoned holdings with higher coupons were called by their issuers. Given our limited flexibility to buy lower-rated issues and a limited new-issue supply during the 12-month period, particularly in the first quarter of 2006, it was especially difficult to compensate for the income lost to calls.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +6.03%, based on a change in per share net asset value from $14.90 to $15.42, and assuming reinvestment of distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Activity early in the reporting period was extremely limited, due in large part to a lack of opportunities in both the primary and secondary markets. In May, however, $2.8 billion worth of new issues came to market as the first installment of a $6 billion, five-year New Jersey Transportation Trust Fund refinancing deal. Consequently, supply in the state was down only 6% in the last six months of the period compared to the same period one year earlier, and nearly matched the nationwide decline of 5%. The net result for the 12-month period was a decline of 28% in New Jersey compared to a nationwide decline of roughly 7%.

As it became more evident that the Fed was likely to pause in its monetary tightening campaign, and that much of the yield curve flattening trend had run its course, our yield curve strategy shifted to a focus on the 10-year - 15-year maturity range as the area of greatest value. The Transportation Trust Fund deal provided a number of 15-year issues that were attractively priced and helped us to achieve a shift toward the intermediate part of the yield curve. Financing for these purchases came primarily from the sale of shorter-maturity bonds, such as prerefunded bonds that we expected to be called within five years. We have also started looking for opportunities to sell issues on the long end of the curve, as these issues add a large amount of interest rate risk for very little additional yield.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of: 3.18% for Series A and 3.16% for Series B.

The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Throughout the period, the Fund remained relatively neutral with respect to interest rate risk, and with a high-quality credit profile. Our yield curve outlook changed during the period as it became likely that the Fed would pause in its monetary tightening program, which it did in the third quarter of 2006. Given the extraordinary flatness of the yield curve and the likelihood that much of the flattening trend is behind us, we expect to continue moving assets to the 10-year - 15-year portion of the curve, where we see the most value. These purchases will increasingly be financed by sales on the long end of the curve that no longer provide a sufficient yield advantage for their interest rate risk.


BlackRock MuniYield Pennsylvania Insured Fund

Describe conditions in the Commonwealth of Pennsylvania.

Pennsylvania continued to protect its credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, by maintaining conservative budgeting practices, a relatively low debt burden and a more diversified service economy. Following a difficult period at the start of the decade, the commonwealth's finances have improved and stabilized.

Importantly, Governor Edward Rendell's economic stimulus plans over the next several years include $2 billion in debt issuance to fund programs ranging from venture capital guarantees and real estate development to initiatives aimed at strengthening the tourism and agricultural bases. While planned debt issuance is substantial and appropriation-backed financing will be a departure from historical practice, the commonwealth's financial policy is to keep debt service to no more than 4% of revenues.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


Pennsylvania's General Fund budget of $26.1 billion for fiscal year 2006-2007 is an increase of 5.8% over the 2005-2006 budget. The budget has no new taxes or tax increases, not a surprise in a gubernatorial election year, but does include some small business tax cuts and a property tax rebate program for senior citizens. Under new legislation, expanded property tax rebates initially will be financed by state lottery surplus. After revenue is realized from newly legalized slot machine gambling, perhaps in 2008, homeowners will see reductions in their school property tax bills estimated at an average of roughly $200. The law also requires most school districts to ask voters next year whether they want to cut property taxes further by increasing local income taxes. It also requires school boards to obtain voter approval for tax increases that exceed inflation, except for certain reasons.

Overall, job growth in Pennsylvania was flat year-over-year and trailed the national growth rate. Pennsylvania's unemployment rate was 4.8% in July 2006 and on a seasonally adjusted basis remained below the 5% full employment benchmark of most economists for the 13th consecutive month. Personal income growth of 1.7% matched the U.S. average growth rate in the second quarter, and on a per capita basis, wealth levels ranked 18th in the nation.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Shares of BlackRock MuniYield Pennsylvania Insured Fund (formerly MuniYield Pennsylvania Insured
Fund) had net annualized yields of 4.83% and 5.26%, based on a year-end per share net asset value of $15.89 and a per share market price of $14.60, respectively, and $.768 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +7.52%, based on a change in per share net asset value from $15.57 to $15.89, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, surpassed the +7.39% average return of the Lipper Pennsylvania Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in Pennsylvania or a city in Pennsylvania.) The Fund also provided an above-average yield during the period, consistent with our efforts to provide an attractive level of income for our shareholders.

Contributing most to performance was our relatively long duration bias for the majority of the fiscal year. Generally speaking, we favored the 25-year - 30-year maturity range, and this proved advantageous as longer-dated securities outperformed shorter-dated issues. Performance also benefited from the Fund's portion of assets committed to inverse floater product. These securities take advantage of the relative steepness of the municipal yield curve and delivered above-average accruals. We preferred these AAA-rated securities during this period of historically tight credit quality spreads.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Shares was +5.27%, based on a change in per share net asset value from $15.48 to $15.89, and assuming reinvestment of distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity was rather muted during the year, largely reflecting the scarcity of new issuance in the Pennsylvania market and the low-interest-rate environment. Supply of new Pennsylvania municipal bonds declined 14% on a year-over-year basis. Those bonds that were issued generally came with shorter maturities and lower yields than we were targeting. While this put
Pennsylvania bonds in an extraordinarily strong technical position, it made for few compelling investment opportunities.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Under these circumstances, we maintained our focus on protecting the Fund's net asset value and providing shareholders with an above-average level of income. To that end, we continued to seek incremental yield through investment in longer-dated bonds and maintained a fully invested portfolio. The Fund maintained its slightly long duration for most of the year.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Shares had average yields of 3.31% for Series A, 3.38% for Series B and 3.29% for Series C. The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a slightly long duration relative to our peers. Municipal yields and credit spreads are near their all-time lows and the slope of the yield curve is historically very flat. However, a favorable supply/demand environment should continue to be supportive of present valuations in the municipal market.

Against this backdrop, we intend to continue our efforts to enhance yield for shareholders while also protecting the Fund's underlying value. To that end, we continue to look for maturities in the 25-year area and to favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. Recently, we started looking down the yield curve slightly at opportunities in the 15-year - 17-year area. Ultimately, we believe that above-average yields can provide for competitive Fund returns over time.


Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock MuniYield Florida Insured Fund


Fred K. Stuebe
Vice President and Portfolio Manager
BlackRock MuniYield Michigan Insured Fund, Inc.


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
BlackRock MuniYield New Jersey Insured Fund, Inc.


William R. Bock
Vice President and Portfolio Manager
BlackRock MuniYield Pennsylvania Insured Fund


November 28, 2006


Effective October 2, 2006, Timothy T. Browse assumed responsibility for the day-to-day management of BlackRock MuniYield New Jersey Insured Fund, Inc's portfolio. Mr. Browse is a Vice President of BlackRock, Inc. Previously, he was a Vice President in the Municipal Tax-Exempt Fund Management group of Merrill Lynch Investment Managers (MLIM) from 2004 to 2006. Prior to joining MLIM, Mr. Browse was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003, and Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As of October 31, 2006, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock Pennsylvania Insured Fund had leverage amounts, due to Auction Market Preferred Shares or Stock, of 36.36%, 36.97%, 35.12% and 35.86% of total net assets, respectively, before the deduction of Preferred Shares or Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Portfolio Information


Quality Profiles as of October 31, 2006


BlackRock MuniYield Florida                    Percent of
Insured Fund                                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           90.3%
AA/Aa                                              0.9
A/A                                                4.9
BBB/Baa                                            1.5
Other*                                             2.4

 * Includes portfolio holdings in short-term investments.



BlackRock MuniYield Michigan                   Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           85.9%
AA/Aa                                              2.5
A/A                                                7.3
BBB/Baa                                            2.8
Other*                                             1.5

 * Includes portfolio holdings in short-term investments.



BlackRock MuniYield New Jersey                 Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           84.5%
AA/Aa                                              2.7
A/A                                                3.4
BBB/Baa                                            8.8
Other*                                             0.6

 * Includes portfolio holdings in short-term investments.



BlackRock MuniYield Pennsylvania               Percent of
Insured Fund                                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           81.5%
AA/Aa                                              3.3
A/A                                                2.9
BBB/Baa                                            7.7
NR                                                 2.8
Other*                                             1.8

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Proxy Results


BlackRock MuniYield Florida Insured Fund


During the six-month period ended October 31, 2006, BlackRock
MuniYield Florida Insured Fund's shareholders voted on the following proposals, which were approved at a special shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:


                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              4,389,251       128,869        170,280

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              4,375,864       148,119        164,417




BlackRock MuniYield Michigan Insured Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield Michigan Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              9,830,778       329,113        475,390

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              9,833,994       321,356        479,931


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Proxy Results (concluded)


BlackRock MuniYield New Jersey Insured Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield New Jersey Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              4,668,751       162,654        270,118

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              4,643,429       163,000        295,094


BlackRock MuniYield Pennsylvania Insured Fund


During the six-month period ended October 31, 2006, BlackRock MuniYield Pennsylvania Insured Fund's shareholders voted on the following proposals, which were approved at a special shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:


                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              6,466,667       136,551        262,432

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              6,477,175       135,232        253,243


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield Florida Insured Fund                         (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

District of Columbia--0.8%

  $ 1,000    Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Bonds, AMT, Series A,
             5.25% due 10/01/2032 (c)                                 $   1,050


Florida--137.9%

    1,300    Alachua County, Florida, School Board, COP, 5.25%
             due 7/01/2029 (a)                                            1,395

    1,430    Bay County, Florida, Sales Tax Revenue Bonds, 5%
             due 9/01/2027 (a)                                            1,530

      700    Boynton Beach, Florida, Utility System Revenue
             Refunding Bonds, 6.25% due 11/01/2020 (b)(c)                   839

    1,720    Broward County, Florida, Educational Facilities
             Authority Revenue Bonds (Nova Southeastern
             University), 5% due 4/01/2031 (e)                            1,818

    1,545    Cape Coral, Florida, Special Obligation Revenue
             Bonds, 5% due 10/01/2033 (h)                                 1,643

    1,000    Daytona Beach, Florida, Utility System Revenue
             Refunding Bonds, Series B, 5% due 11/15/2027 (c)             1,050

    1,000    Deltona, Florida, Transportation Capital Improvement
             Revenue Bonds, 5.125% due 10/01/2026 (h)                     1,079

    1,000    Emerald Coast, Florida, Utilities Authority, System
             Revenue Bonds, 5.25% due 1/01/2036 (c)                       1,085

    2,110    First Florida Governmental Financing Commission
             Revenue Bonds, 5.70% due 7/01/2017 (h)                       2,159

    1,000    Flagler County, Florida, Capital Improvement
             Revenue Bonds, 5% due 10/01/2035 (h)                         1,059

    1,150    Florida HFA, Housing Revenue Bonds (Brittany
             Rosemont Apartments), AMT, Series C-1, 6.75%
             due 8/01/2014 (a)                                            1,155

      405    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (f)                                        414

    1,000    Florida State Board of Education, Capital Outlay, GO,
             Public Education, Series B, 5% due 6/01/2031 (c)             1,048

    6,190    Florida State Board of Education, Lottery Revenue
             Bonds, Series A, 6% due 7/01/2010 (c)(i)                     6,732

    1,000    Florida State Governmental Utility Authority, Utility
             Revenue Bonds (Lehigh Utility System), 5.125%
             due 10/01/2033 (a)                                           1,059



     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

  $ 1,860    Florida State Turnpike Authority, Turnpike Revenue
             Bonds (Department of Transportation), Series B, 5%
             due 7/01/2030                                            $   1,922

    1,400    Fort Myers, Florida, Utility System Revenue Refunding
             Bonds, 5% due 10/01/2031 (h)                                 1,495

    3,000    Hernando County, Florida, School Board, COP, 5%
             due 7/01/2035 (h)                                            3,174

             Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System):
    3,700       Series A, 6% due 11/15/2011 (i)                           4,128
    1,000       Series C, 5.25% due 11/15/2036                            1,067

    1,780    Hillsborough County, Florida, Port District Revenue
             Bonds (Tampa Port Authority Project), AMT, 5%
             due 6/01/2026 (h)                                            1,866

             Hillsborough County, Florida, School Board, COP (h):
    6,000       5.375% due 7/01/2009 (i)                                  6,279
    1,000       5% due 7/01/2029                                          1,045

    2,000    Jacksonville Electric Authority, Florida, Water and
             Sewer System Revenue Bonds, Series A, 5.375%
             due 10/01/2030 (h)                                           2,012

             Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue Bonds
             (Mayo Clinic--Jacksonville) (h):
    1,000       Series A, 5.50% due 11/15/2036                            1,084
      750       Series B, 5.50% due 11/15/2036                              813

    1,140    Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project), AMT, 5.50% due 10/01/2030 (l)                      1,223

    1,455    Jacksonville, Florida, Guaranteed Entitlement
             Revenue Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (c)                                           1,555

    1,225    Jacksonville, Florida, Port Authority, Seaport Revenue
             Bonds, AMT, 5.625% due 11/01/2026 (h)                        1,299

    2,280    Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
             due 10/01/2027 (h)                                           2,395

    2,000    Lakeland, Florida, Electric and Water Revenue
             Refunding Bonds, Series A, 5% due 10/01/2028 (h)             2,064

    1,000    Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (f)                              1,086

    2,285    Lee County, Florida, Capital Revenue Bonds, 5.25%
             due 10/01/2023 (a)                                           2,479



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Florida Insured Fund                         (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

  $ 1,525    Lee County, Florida, School Board, COP, Series A,
             5% due 8/01/2024 (f)                                     $   1,633

    1,000    Leesburg, Florida, Capital Improvement Revenue
             Bonds, 5.25% due 10/01/2034 (c)                              1,078

    1,000    Marco Island, Florida, Utility System Revenue Bonds,
             5% due 10/01/2033 (h)                                        1,051

    1,000    Martin County, Florida, Utilities System Revenue
             Bonds, 5.125% due 10/01/2033 (a)                             1,059

    2,000    Miami Beach, Florida, Water and Sewer Revenue
             Bonds, 5.75% due 9/01/2025 (a)                               2,163

             Miami-Dade County, Florida, Aviation Revenue
             Bonds, AMT, Series A:
    7,500       5% due 10/01/2033 (f)                                     7,736
    5,000       (Miami International Airport), 6%
                due 10/01/2024 (c)                                        5,434

    2,000    Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A, 5.75% due 4/01/2029 (a)                            2,149

             Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, Series B (c):
    1,000       5.25% due 7/01/2027                                       1,079
    3,875       5% due 7/01/2033                                          4,079

    1,655    Miami-Dade County, Florida, IDA, IDR (BAC
             Funding Corporation Project), Series A, 5.375%
             due 10/01/2030 (a)                                           1,776

    2,000    Miami-Dade County, Florida, School Board COP,
             Series A, 5.50% due 10/01/2009 (f)(i)                        2,108

    1,865    Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (h)                      2,027

             Miami-Dade County, Florida, Subordinate Special
             Obligation Revenue Bonds, Series A (h)(k):
    4,375       5.186% due 10/01/2031                                     1,280
    5,735       5.203% due 10/01/2033                                     1,502

    4,765    Orange County, Florida, Educational Facilities
             Authority, Educational Facilities Revenue
             Refunding Bonds (Rollins College Project), 5.50%
             due 12/01/2032 (a)                                           5,212

             Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds:
      600       (Adventist Health System), 6.25%
                due 11/15/2024                                              670
    1,835       (Orlando Regional Healthcare), 6%
                due 12/01/2012 (i)                                        2,060

    1,000    Orange County, Florida, Sales Tax Revenue Refunding
             Bonds, Series A, 5.125% due 1/01/2023 (c)                    1,067

    6,500    Orange County, Florida, School Board, COP, Series A,
             5.25% due 8/01/2009 (h)(i)                                   6,849

             Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B (a):
    4,000       5% due 7/01/2030                                          4,194
    6,815       5% due 7/01/2035                                          7,137

    1,530    Osceola County, Florida, Infrastructure Sales Surplus
             Tax Revenue Bonds, 5.25% due 10/01/2025 (a)                  1,635

    2,000    Osceola County, Florida, School Board, COP, Series A,
             5.25% due 6/01/2027 (a)                                      2,132



     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

  $ 1,100    Osceola County, Florida, Tourist Development Tax
             Revenue Bonds, Series A, 5.50% due 10/01/2027 (c)        $   1,192

    1,500    Palm Beach County, Florida, Criminal Justice Facilities
             Revenue Bonds, 7.20% due 6/01/2015 (c)                       1,882

    2,000    Palm Beach County, Florida, School Board, COP,
             Refunding, Series D, 5.25% due 8/01/2021 (f)                 2,141

             Palm Beach County, Florida, School Board, COP,
             Series A:
    5,000       6% due 8/01/2010 (c)(i)                                   5,457
    1,300       5% due 8/01/2031 (f)                                      1,381

    1,000    Palm Coast, Florida, Utility System Revenue Bonds,
             5% due 10/01/2027 (h)                                        1,049

    1,500    Panama City, Florida, Water and Sewer Revenue
             Bonds, Series B, 5.25% due 10/01/2022 (h)                    1,631

    1,000    Pembroke Pines, Florida, Public Improvement
             Revenue Bonds, Series A, 5% due 10/01/2034 (a)               1,055

             Polk County, Florida, Public Facilities Revenue
             Bonds (h):
    1,000       5% due 12/01/2025                                         1,068
    1,340       5% due 12/01/2033                                         1,421

    1,000    Polk County, Florida, Utility System Revenue Bonds,
             5.25% due 10/01/2022 (c)                                     1,084

    1,055    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
             due 9/01/2024 (h)                                            1,152

    2,190    Port St. Lucie, Florida, Utility System Revenue
             Refunding Bonds, Series A, 5% due 9/01/2029 (h)              2,335

    1,000    Saint Johns County, Florida, Ponte Vedra Utility
             System Revenue Bonds, 5% due 10/01/2035 (f)                  1,059

    1,400    Saint Johns County, Florida, Sales Tax Revenue Bonds,
             Series A, 5.25% due 10/01/2031 (a)                           1,507

    1,000    Saint Lucie, Florida, West Services District, Utility
             Revenue Bonds, 5.25% due 10/01/2034 (h)                      1,085

             South Florida Water Management District, COP (a):
      745       5% due 10/01/2031                                           792
    1,430       5% due 10/01/2036                                         1,518

    1,000    South Lake County, Florida, Hospital District
             Revenue Bonds (South Lake Hospital Inc.), 5.80%
             due 10/01/2034                                               1,046

    1,240    Stuart, Florida, Public Utilities Revenue
             Refunding and Improvement Bonds, 5.25%
             due 10/01/2024 (c)                                           1,344

    2,280    University of Central Florida (UCF) Athletics
             Association Inc., COP, Series A, 5.25%
             due 10/01/2034 (c)                                           2,450

             Village Center Community Development District,
             Florida, Recreational Revenue Bonds, Series A (h):
    1,640       5.375% due 11/01/2034                                     1,793
    1,000       5.125% due 11/01/2036                                     1,070

             Village Center Community Development District,
             Florida, Utility Revenue Bonds (h):
    2,585       5.25% due 10/01/2023                                      2,801
    4,030       5.125% due 10/01/2028                                     4,273

             Volusia County, Florida, IDA, Student Housing Revenue
             Bonds (Stetson University Project), Series A (g):
    1,000       5% due 6/01/2025                                          1,066
    1,000       5% due 6/01/2035                                          1,059



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield Florida Insured Fund                         (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New Jersey--1.7%

  $ 2,000    New Jersey EDA, Cigarette Tax Revenue Bonds,
             5.50% due 6/15/2024                                      $   2,120


Puerto Rico--3.5%

    1,970    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series II, 5.375% due 7/01/2019 (h)                   2,150

    1,000    Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036                                                1,042

    1,145    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (i)                            1,220

             Total Municipal Bonds
             (Cost--$171,999)--143.9%                                   181,454



             Municipal Bonds Held in Trust (m)

Florida--11.2%

    6,960    Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds
             (Miami Children's Hospital), Series A, 5.625%
             due 8/15/2011 (a)(i)                                         7,539



     Face
   Amount    Municipal Bonds Held in Trust (m)                            Value

Florida (concluded)

  $ 2,000    Santa Rosa County, Florida, School Board, COP,
             Revenue Refunding Bonds, Series 2, 5.25%
             due 2/01/2026 (c)                                        $   2,167

    4,000    South Broward, Florida, Hospital District, Hospital
             Revenue Bonds, 5.625% due 5/01/2032 (h)                      4,367


Puerto Rico--6.1%

    7,100    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series A, 5.375% due 8/01/2011 (h)(i)                        7,675

             Total Municipal Bonds Held in Trust
             (Cost--$20,680)--17.3%                                      21,748



   Shares
     Held    Short-Term Securities

    5,050    CMA Florida Municipal Money Fund 2.88% (d)(j)                5,050

             Total Short-Term Securities
             (Cost--$5,050)--4.0%                                         5,050

Total Investments (Cost--$197,729*)--165.2%                             208,252
Liabilities in Excess of Other Assets--(0.1%)                              (65)
Liability for Trust Certificates,
  Including Interest Expense Payable--(8.0%)                           (10,133)
Preferred Shares, at Redemption Value--(57.1%)                         (72,012)
                                                                      ---------
Net Assets Applicable to Common Shares--100.0%                        $ 126,042
                                                                      =========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                    $     188,044
                                                      =============
    Gross unrealized appreciation                     $      10,178
    Gross unrealized depreciation                                --
                                                      -------------
    Net unrealized appreciation                       $      10,178
                                                      =============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) Represents the current yield as of October 31, 2006.

(e) Assured Guaranty Insured.

(f) FSA Insured.

(g) CIFG Insured.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    CMA Florida Municipal Money Fund                5,050          $67
    Merrill Lynch Institutional Tax-Exempt Fund   (2,600)          --++

      ++ Amount is less than $1,000.


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) ACA Insured.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.856% and
    receive a floating rate based on
    1-week USD Bond Market
    Association rate

    Broker, JPMorgan Chase
    Expires December 2016                       $11,000        $  (190)


    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield Michigan Insured Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Michigan--136.4%

             Adrian, Michigan, City School District, GO (d):
  $ 2,000       5% due 5/01/2029                                      $   2,109
    1,600       5% due 5/01/2034                                          1,682

    1,000    Allegan, Michigan, Public School District, GO, 5.75%
             due 5/01/2010 (d)(e)                                         1,072

    1,000    Ann Arbor, Michigan, Public School District, School
             Building and Site, GO, 5% due 5/01/2027                      1,056

    3,725    Bay City, Michigan, School District, School Building &
             Site, GO, 5% due 5/01/2031 (d)                               3,965

    1,000    Birmingham, Michigan, City School District, School
             Building and Site, GO, 5% due 11/01/2033 (d)                 1,056

    1,000    Central Montcalm, Michigan, Public Schools, GO,
             5.90% due 5/01/2009 (b)(e)                                   1,056

             Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba) (e):
    1,500       AMT, Series B, 6.45% due 4/15/2012                        1,673
    2,000       Series A, 6.25% due 4/15/2012                             2,260

             Detroit, Michigan, City School District, GO (School
             Building and Site Improvement):
    3,000       Refunding, Series A, 5% due 5/01/2021 (d)                 3,203
    1,000       Series A, 5.50% due 5/01/2012 (d)(e)                      1,094
    2,300       Series A, 5.375% due 5/01/2013 (c)(e)                     2,532
    3,100       Series B, 5% due 5/01/2028 (c)                            3,231

    2,725    Detroit, Michigan, GO, 5.50% due 4/01/2011 (b)(e)            2,939

             Detroit, Michigan, Water Supply System Revenue
             Bonds:
    1,025       DRIVERS, Series 200, 7.605%
                due 7/01/2011 (c)(e)(i)                                   1,234
    1,550       Second Lien, Series B, 5% due 7/01/2013 (b)(e)            1,675
    2,420       Second Lien, Series B, 5% due 7/01/2034 (b)               2,524
    1,250       Senior Lien, Series A, 5.875%
                due 1/01/2010 (c)(e)                                      1,347
    6,900       Senior Lien, Series A, 5% due 7/01/2034 (b)               7,197
   14,790       Series B, 5.25% due 7/01/2013 (b)(e)                     16,197

    1,415    Detroit, Michigan, Water Supply System, Revenue
             Refunding Bonds, 6.25% due 7/01/2012 (c)(h)                  1,522

    3,900    Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                      4,184

    3,100    Dickinson County, Michigan, Healthcare System,
             Hospital Revenue Refunding Bonds, 5.80%
             due 11/01/2024 (g)                                           3,255

             East Grand Rapids, Michigan, Public School District,
             GO (d):
    1,610       5.75% due 5/01/2009 (e)                                   1,694
    1,575       5% due 5/01/2031                                          1,677

             Eastern Michigan University, General Revenue
             Refunding Bonds (a):
      590       6% due 6/01/2010 (e)                                        643
      435       6% due 6/01/2020                                            473

             Eastern Michigan University Revenue Bonds,
             Series B (c)(e):
    1,500       5.60% due 6/01/2010                                       1,602
    1,310       5.625% due 6/01/2010                                      1,400



     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

             Eaton Rapids, Michigan, Public Schools, School
             Building and Site, GO (d):
  $ 1,325       5.25% due 5/01/2020                                   $   1,443
    1,675       5.25% due 5/01/2021                                       1,823
    1,700       5% due 5/01/2026                                          1,797
    3,600       5% due 5/01/2029                                          3,795

             Flint, Michigan, Hospital Building Authority,
             Revenue Refunding Bonds (Hurley Medical Center),
             Series A (g):
      615       5.375% due 7/01/2020                                        628
    1,375       6% due 7/01/2020                                          1,499

    2,200    Fowlerville, Michigan, Community Schools, School
             District, GO, 5% due 5/01/2030 (c)                           2,318

    1,000    Frankenmuth, Michigan, School District, GO, 5.75%
             due 5/01/2010 (c)(e)                                         1,072

    3,650    Gibraltar, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2028 (c)                           3,851

    1,100    Grand Blanc, Michigan, Community Schools, GO,
             5.625% due 5/01/2020 (c)                                     1,196

             Grand Rapids, Michigan, Building Authority Revenue
             Bonds, Series A (a):
    1,035       5.50% due 10/01/2012 (e)                                  1,139
      665       5.50% due 10/01/2019                                        727
      900       5.50% due 10/01/2020                                        984

    2,070    Grand Valley, Michigan, State University Revenue
             Bonds, 5.50% due 2/01/2018 (c)                               2,325

             Gulf Lake, Michigan, Community School District,
             School Building and Site, GO (d):
    2,000       5% due 5/01/2028                                          2,110
    3,625       5% due 5/01/2030                                          3,819

    4,775    Harper Woods, Michigan, City School District,
             School Building and Site, GO, Refunding, 5%
             due 5/01/2034 (c)                                            5,019

    9,325    Hartland, Michigan, Consolidated School District,
             GO, 6% due 5/01/2010 (c)(e)                                 10,066

    3,990    Hudsonville, Michigan, Public Schools, School
             Building and Site, GO, 5% due 5/01/2029 (d)                  4,207

    1,575    Jenison, Michigan, Public Schools, Building and Site,
             GO, 5.50% due 5/01/2019 (c)                                  1,713

      650    Kalamazoo, Michigan, Hospital Finance Authority,
             Hospital Facility Revenue Refunding Bonds (Bronson
             Methodist Hospital), 5.50% due 5/15/2008 (b)(e)                675

    4,000    Kent, Michigan, Hospital Finance Authority, Hospital
             Revenue Refunding Bonds (Butterworth Hospital),
             Series A, 7.25% due 1/15/2013 (b)                            4,465

             Kent, Michigan, Hospital Finance Authority Revenue
             Bonds (Spectrum Health), Series A (e):
    3,000       5.50% due 7/15/2011 (b)                                   3,269
    1,000       5.50% due 7/15/2011                                       1,090

    1,510    Lansing, Michigan, Building Authority, GO, Series A,
             5.375% due 6/01/2023 (b)                                     1,644



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Michigan Insured Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value


Michigan (continued)

  $ 1,015    Lowell, Michigan, Area Schools, GO, Refunding, 5%
             due 5/01/2024 (b)                                        $   1,081

    1,875    Michigan Higher Education Facilities Authority,
             Limited Obligation Revenue Bonds (Hillsdale
             College Project), 5% due 3/01/2035                           1,940

    2,250    Michigan Higher Education Facilities Authority,
             Limited Obligation Revenue Refunding Bonds
             (Hope College), Series A, 5.90% due 4/01/2032                2,380

             Michigan Higher Education Facilities Authority,
             Revenue Refunding Bonds (College for Creative
             Studies):
    1,235       5.85% due 12/01/2022                                      1,320
    1,145       5.90% due 12/01/2027                                      1,221

    2,500    Michigan Higher Education Student Loan Authority,
             Student Loan Revenue Bonds, AMT, Series XVII-B,
             5.40% due 6/01/2018 (a)                                      2,569

    1,065    Michigan Municipal Bond Authority Revenue Bonds
             (Local Government Loan Program), Group A, 5.50%
             due 11/01/2020 (a)                                           1,137

             Michigan Municipal Bond Authority, Revenue
             Refunding Bonds (Local Government Loan Program)
             Series A:
       75       6.50% due 11/01/2012 (b)                                     75
    1,000       6% due 12/01/2013 (c)                                     1,002
    7,000       6.125% due 12/01/2018 (c)                                 7,014

             Michigan State Building Authority, Revenue
             Refunding Bonds (Facilities Program):
    2,500       Series I, 5.50% due 10/15/2018 (b)                        2,702
    3,500       Series II, 5% due 10/15/2029 (b)                          3,672
    2,500       Series II, 5% due 10/15/2033 (a)                          2,654
    1,250       RIB, Series 517X, 7.17% due 10/15/2010 (d)(i)             1,446

             Michigan State, COP (a):
    3,000       5.50% due 6/01/2010 (e)                                   3,189
    3,000       5.40% due 6/01/2022 (h)(l)                                1,544

    4,240    Michigan State, Comprehensive Transportation
             Revenue Refunding Bonds, 5% due 5/15/2026 (d)                4,535

    1,000    Michigan State, HDA, Limited Obligation M/F
             Housing Revenue Bonds (Deaconess Towers
             Apartments), AMT, 5.25% due 2/20/2048 (f)                    1,031

      835    Michigan State, HDA, Rental Housing Revenue
             Bonds, AMT, Series A, 5.30% due 10/01/2037 (b)                 852

             Michigan State Hospital Finance Authority, Hospital
             Revenue Bonds (Mid-Michigan Obligation Group),
             Series A:
    2,530       5.50% due 4/15/2018 (a)                                   2,722
    5,580       5% due 4/15/2036                                          5,780

             Michigan State Hospital Finance Authority, Hospital
             Revenue Refunding Bonds:
    2,200       (Crittenton Hospital), Series A, 5.625%
                due 3/01/2027                                             2,355
    2,000       (Sparrow Obligation Group), 5.625%
                due 11/15/2031                                            2,124



     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds:
  $ 8,465       5% due 11/15/2036 (b)                                 $   8,903
    2,715       (Ascension Health Credit), Series A, 5.75%
                due 11/15/2009 (b)(e)                                     2,907
   12,000       (Ascension Health Credit), Series A, 6.125%
                due 11/15/2009 (b)(e)                                    12,972
    2,500       (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (b)(e)                                     2,711
    7,200       (Henry Ford Health System), Series A, 5.25%
                due 11/15/2032                                            7,710
    3,000       (Henry Ford Health System), Series A, 5%
                due 11/15/2038                                            3,120
    2,200       (Mercy Health Services), Series X, 5.75%
                due 8/15/2009 (b)(e)                                      2,345
    2,000       (Mercy Health Services), Series X, 6%
                due 8/15/2009 (b)(e)                                      2,146
    4,930       (Mercy-Mount Clemens), Series A, 6%
                due 5/15/2014 (b)                                         5,229
    3,000       (Saint John Hospital), Series A, 6%
                due 5/15/2013 (a)(h)                                      3,130
    6,400       (Trinity Health), Series A, 6%
                due 12/01/2027 (a)                                        6,985
    1,000       (Trinity Health Credit), Series C, 5.375%
                due 12/01/2023                                            1,064
    5,255       (Trinity Health Credit), Series C, 5.375%
                due 12/01/2030                                            5,586
    3,100       (Trinity Health Credit), Series D, 5%
                due 8/15/2034                                             3,247

             Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds:
   10,250       (Detroit Edison Company Pollution Control
                Project), AMT, Series A, 5.55% due 9/01/2029 (b)         10,810
    6,000       (Detroit Edison Company Pollution Control
                Project), Series AA, 6.95% due 5/01/2011 (c)              6,787
    3,300       (Detroit Edison Company Pollution Control
                Project), Series C, 5.45% due 9/01/2029                   3,461
    2,175       (Dow Chemical Company Project), AMT, 5.50%
                due 12/01/2028                                            2,338

   15,000    Monroe County, Michigan, Economic Development
             Corp., Limited Obligation Revenue Refunding Bonds
             (Detroit Edison Co. Project), Series AA, 6.95%
             due 9/01/2022 (c)                                           19,821

    1,000    Montrose Township, Michigan, School District, GO,
             6.20% due 5/01/2017 (b)                                      1,196

    1,830    Muskegon Heights, Michigan, Water System Revenue
             Bonds, Series A, 5.625% due 11/01/2010 (b)(e)                1,970

      235    Northview, Michigan, Public School District, GO,
             Refunding, 5.80% due 5/01/2021 (b)                             239

    1,100    Norway Vulcan, Michigan, Area Schools, GO, 5.90%
             due 5/01/2009 (c)(e)                                         1,163

    1,000    Oak Park, Michigan, Street Improvement, GO, 5%
             due 5/01/2030 (b)                                            1,065

    5,320    Orchard View, Michigan, Schools, School Building
             and Site, GO, 5% due 5/01/2029 (b)                           5,592



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Michigan Insured Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

  $ 2,425    Oxford, Michigan, Area Community School District,
             GO, 5.50% due 11/01/2011 (d)(e)                          $   2,639

    1,370    Pennfield, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2029 (c)                           1,444

    1,000    Plainwell, Michigan, Community Schools, School
             District, School Building and Site, GO, 5.50%
             due 11/01/2012 (d)(e)                                        1,102

    3,905    Plymouth-Canton, Michigan, Community School
             District, GO, 5% due 5/01/2029 (c)                           4,117

      700    Pontiac, Michigan, Tax Increment Finance Authority,
             Revenue Refunding Bonds (Development Area
             Number 2), 5.625% due 6/01/2022 (g)                            748

    1,425    Reed, Michigan, City Public Schools, School Building
             and Site, GO, 5% due 5/01/2014 (d)(e)                        1,548

    2,000    Roseville, Michigan, School District, School Building
             and Site, GO, Refunding, 5% due 5/01/2031 (d)                2,129

    2,500    Saginaw, Michigan, Hospital Finance Authority
             Revenue Refunding Bonds (Covenant Medical
             Center), Series E, 5.625% due 7/01/2013 (b)                  2,635

             Saginaw Valley State University, Michigan, General
             Revenue Refunding Bonds (c):
    2,100       5% due 7/01/2024                                          2,226
    1,445       5% due 7/01/2034                                          1,520

    1,500    Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Company), RIB,
             Series 282, 8.92% due 8/01/2024 (a)(i)                       1,694

    1,300    Southfield, Michigan, Library Building Authority, GO,
             5.50% due 5/01/2010 (b)(e)                                   1,383

             Southfield, Michigan, Public Schools, School Building
             and Site, GO, Series B (d):
    2,900       5.25% due 5/01/2027                                       3,127
    3,500       5% due 5/01/2029                                          3,690

    1,325    Sparta, Michigan, Area Schools, School Building and
             Site, GO, 5% due 5/01/2030 (c)                               1,396

    1,100    Waverly, Michigan, Community School, GO, 5.50%
             due 5/01/2010 (c)(e)                                         1,170

   10,660    Wayne Charter County, Michigan, Airport Revenue
             Bonds (Detroit Metropolitan Wayne County), AMT,
             Series A, 5.375% due 12/01/2015 (b)                         11,074

    1,750    Wayne Charter County, Michigan, Detroit
             Metropolitan Airport, GO, Airport Hotel, Series A, 5%
             due 12/01/2030 (b)                                           1,830

    9,160    Wayne County, Michigan, Airport Authority
             Revenue Bonds (Detroit Metropolitan Wayne County
             Airport), AMT, 5% due 12/01/2034 (b)                         9,540

             West Bloomfield, Michigan, School District, GO,
             Refunding (c):
    1,710       5.50% due 5/01/2017                                       1,862
    1,225       5.50% due 5/01/2018                                       1,333

    2,405    West Branch-Rose City, Michigan, Area School
             District, GO, 5.50% due 5/01/2009 (c)(e)                     2,517



     Face
   Amount    Municipal Bonds                                              Value

Michigan (concluded)

  $ 6,075    Western Michigan University Revenue Bonds, 5%
             due 11/15/2035 (c)                                       $   6,416

    1,600    Zeeland, Michigan, Public Schools, School Building
             and Site, GO, 5% due 5/01/2029 (b)                           1,687


Puerto Rico--3.7%

    2,900    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series K, 5% due 7/01/2040                  3,024

    1,250    Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5.25% due 7/01/2026                            1,350

        3    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Trust Receipts, Class R, Series 16 HH, 7.553%
             due 7/01/2013 (d)(i)                                             3

    2,790    Puerto Rico Municipal Finance Agency Revenue
             Bonds, Series A, 5% due 8/01/2027 (d)                        2,925

    1,000    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (e)                            1,066

    2,150    University of Puerto Rico, University Revenue
             Refunding Bonds, Series O, 5.375%
             due 6/01/2030 (b)                                            2,160

             Total Municipal Bonds
             (Cost--$367,688)--140.2%                                   394,423



             Municipal Bonds Held in Trust (m)

Michigan--27.6%

    6,700    Detroit, Michigan, Water Supply System, Senior Lien
             Revenue Bonds, Series A, 5.75%, due 7/01/2011 (c)(e)         7,382

             Greater Detroit Resource Recovery Authority,
             Michigan, Revenue Refunding Bonds (a):
   11,250       Series A, 6.25% due 12/13/2008                           11,845

    5,600       Series B, 6.25% due 12/13/2008                            5,896

             Michigan State Building Authority, Revenue Refunding
             Bonds (Facilities Program), Series I (d):
    4,750       5.50% due 10/15/2010                                      5,122
   15,030       5.50% due 10/15/2011                                     16,207

   15,500    Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Co. Project),
             Series AA, 6.40% due 8/01/2024 (a)                          16,503

             Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT (b):
    7,525       5.25% due 12/01/2025                                      8,067
    6,295       5.25% due 12/01/2026                                      6,749



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield Michigan Insured Fund, Inc.                  (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (m)                            Value

Puerto Rico--1.0%

  $ 2,535    Puerto Rico Electric Power Authority, Power
             Revenue Bonds Series HH, 5.75%
             due 7/01/2010 (d)(e)                                    $    2,746

             Total Municipal Bonds Held in Trust
             (Cost--$80,892)--28.6%                                      80,517



   Shares
     Held    Short-Term Securities                                        Value

    7,384    CMA Michigan Municipal Money Fund, 2.96% (j)(k)         $    7,384

             Total Short-Term Securities
             (Cost--$7,384)--2.6%                                         7,384

Total Investments (Cost--$455,964*)--171.4%                             482,324
Other Assets Less Liabilities--0.7%                                       2,075
Liability for Trust Certificates,
  Including Interest Expense Payable--(13.5%)                          (37,988)
Preferred Stock, at Redemption Value--(58.6%)                         (165,061)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  281,350
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                    $     418,863
                                                      =============
    Gross unrealized appreciation                     $      25,474
    Gross unrealized depreciation                                --
                                                      -------------
    Net unrealized appreciation                       $      25,474
                                                      =============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) GNMA Collateralized.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal
      Money Fund                                 6,363         $   155


(k) Represents the current yield as of October 31, 2006.

(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.881% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase
    Expires November 2016                       $ 7,250       $   (140)


    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield New Jersey Insured Fund, Inc.                (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New Jersey--133.7%

  $ 1,000    Delaware River and Bay Authority of New Jersey and
             Delaware Revenue Bonds, 5% due 1/01/2033 (e)             $   1,046

             Delaware River Joint Toll Bridge Commission of
             New Jersey and Pennsylvania, Bridge Revenue
             Refunding Bonds:
    1,875       5% due 7/01/2023                                          1,967
    1,000       5% due 7/01/2028                                          1,043

      540    Essex County, New Jersey, Improvement Authority
             Revenue Bonds, Series A, 5% due 10/01/2028 (c)                 568

    6,925    Garden State Preservation Trust of New Jersey,
             Capital Appreciation Revenue Bonds, Series B, 5.12%
             due 11/01/2023 (d)(k)                                        3,377

             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (d):
    2,605       5.80% due 11/01/2022                                      2,998
    3,300       5.75% due 11/01/2028                                      4,073

    2,000    Gloucester County, New Jersey, Improvement
             Authority, Solid Waste Resource Recovery, Revenue
             Refunding Bonds (Waste Management Inc. Project),
             Series A, 6.85% due 12/01/2029                               2,149

    2,700    Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
             4.50% due 8/01/2033 (a)                                      2,727

    1,000    Hudson County, New Jersey, COP, Refunding, 6.25%
             due 12/01/2016 (e)                                           1,190

    7,500    Hudson County, New Jersey, Improvement Authority,
             Facility Lease Revenue Refunding Bonds (Hudson
             County Lease Project), 5.375% due 10/01/2024 (c)             7,796

    5,200    Jackson Township, New Jersey, School District, GO,
             5% due 4/15/2012 (c)(h)                                      5,565

    3,750    Jersey City, New Jersey, Sewer Authority, Sewer
             Revenue Refunding Bonds, 6.25% due 1/01/2014 (a)             4,237

    3,000    Middlesex County, New Jersey, COP, Refunding, 5%
             due 8/01/2022 (e)                                            3,140

             Monmouth County, New Jersey, Improvement
             Authority, Governmental Loan Revenue Bonds (a):
      735       5.20% due 12/01/2014                                        777
    2,305       5.25% due 12/01/2015                                      2,437

             Monmouth County, New Jersey, Improvement
             Authority, Governmental Loan Revenue Refunding
             Bonds (a):
    1,695       5% due 12/01/2017                                         1,794
    1,520       5% due 12/01/2018                                         1,607
    1,540       5% due 12/01/2019                                         1,628

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    1,060       5.625% due 6/15/2019                                      1,117
      785       5.75% due 6/15/2029                                         854
      225       5.50% due 6/15/2031                                         240
      465       5.75% due 6/15/2034                                         503

    1,000    New Jersey EDA, First Mortgage Revenue Bonds
             (Fellowship Village), Series C, 5.50% due 1/01/2028          1,023

    1,700    New Jersey EDA, First Mortgage Revenue Refunding
             Bonds (Fellowship Village), Series A, 5.50%
             due 1/01/2018                                                1,740



     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (e):
  $ 3,325       4.95% due 7/01/2021 (k)                               $   1,805
    3,900       5% due 7/01/2029                                          4,118
    8,500       5.25% due 7/01/2033                                       9,154
    1,765       5% due 7/01/2034                                          1,860

    3,500    New Jersey EDA, School Facilities Construction
             Revenue Bonds, Series L, 5% due 3/01/2030 (d)                3,703

             New Jersey EDA, School Facilities Construction,
             Revenue Refunding Bonds, Series K:
    2,000       5.25% due 12/15/2016 (a)                                  2,224
    6,500       5.25% due 12/15/2017 (c)                                  7,211

    5,070    New Jersey EDA, Water Facilities Revenue Bonds
             (New Jersey--American Water Company, Inc. Project),
             Series A, 6.875% due 11/01/2034 (c)                          5,083

             New Jersey Health Care Facilities Financing Authority
             Revenue Bonds:
    2,100       (RWJ Healthcare Corporation), Series B, 5%
                due 7/01/2035 (f)                                         2,201
    1,125       (Somerset Medical Center), 5.50%
                due 7/01/2033                                             1,175
    4,000       (South Jersey Hospital), 6.0% due 7/01/2012 (h)           4,451

             New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds:
      615       (Atlantic City Medical Center), 6.25%
                due 7/01/2017                                               687
    1,315       (Atlantic City Medical Center), 5.75%
                due 7/01/2025                                             1,414
    2,425       (Holy Name Hospital), 6% due 7/01/2025                    2,498
    2,250       (Meridian Health System Obligation Group),
                5.25% due 7/01/2019 (d)                                   2,355

             New Jersey Sports and Exposition Authority,
             Luxury Tax Revenue Refunding Bonds (Convention
             Center) (e):
    2,000       5% due 9/01/2017                                          2,069
    1,540       5.50% due 3/01/2021                                       1,786
    1,000       5.50% due 3/01/2022                                       1,166

    3,200    New Jersey State Educational Facilities Authority,
             Higher Education, Capital Improvement Revenue
             Bonds, Series A, 5.125% due 9/01/2012 (a)(h)                 3,458

             New Jersey State Educational Facilities Authority
             Revenue Bonds:
    1,600       (Montclair State University), Series A, 5%
                due 7/01/2021 (a)                                         1,732
    1,315       (Rowan University), Series C, 5.125%
                due 7/01/2028 (e)                                         1,405
    1,185       (Rowan University), Series C, 5%
                due 7/01/2034 (e)                                         1,250

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds:
    3,185       (Montclair State University), Series L, 5%
                due 7/01/2034 (e)                                         3,360
      555       (Rowan University), Series C, 5%
                due 7/01/2031 (c)                                           579
    1,725       (William Paterson University), Series E, 5%
                due 7/01/2021 (g)                                         1,830



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield New Jersey Insured Fund, Inc.                (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

  $ 3,500    New Jersey State, GO, Refunding, Series H, 5.25%
             due 7/01/2015 (d)                                        $   3,896

    4,305    New Jersey State Higher Education Assistance
             Authority, Student Loan Revenue Bonds, AMT,
             Series A, 5.30% due 6/01/2017 (a)                            4,309

    4,425    New Jersey State Housing and Mortgage Finance
             Agency, Capital Fund Program Revenue Bonds,
             Series A, 4.70% due 11/01/2025 (d)                           4,540

    3,150    New Jersey State Housing and Mortgage Finance
             Agency, Home Buyer Revenue Bonds, AMT,
             Series CC, 5.80% due 10/01/2020 (e)                          3,279

    1,000    New Jersey State Housing and Mortgage Finance
             Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
             due 11/01/2035 (c)                                           1,014

             New Jersey State Transportation Trust Fund
             Authority, Transportation System Revenue Bonds:
    2,760       Series C, 5.05% due 12/15/2035 (a)(k)                       777
    3,240       Series D, 5% due 6/15/2019 (d)                            3,493

             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds:
    4,250       Series A, 5.25% due 12/15/2020 (d)                        4,838
    3,600       Series B, 5.50% due 12/15/2021 (e)                        4,208

    3,005    New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds, Series B, 5.15% due 1/01/2035 (a)(k)          2,126

    1,835    New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, Series C-1, 4.50%
             due 1/01/2031 (a)                                            1,839

    1,710    North Hudson Sewage Authority, New Jersey,
             Sewer Revenue Refunding Bonds, 5.125%
             due 8/01/2020 (e)                                            1,925

    1,000    Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, 93rd Series, 6.125%
             due 6/01/2094                                                1,221

    6,355    Port Authority of New York and New Jersey,
             Consolidated Revenue Refunding Bonds, AMT,
             119th Series, 5.25% due 9/15/2014 (c)                        6,426

    4,100    Rahway Valley Sewerage Authority, New Jersey,
             Sewer Revenue Bonds (Capital Appreciation),
             Series A, 4.74% due 9/01/2026 (e)(k)                         1,743

    2,200    South Jersey Port Corporation of New Jersey,
             Revenue Refunding Bonds, 5% due 1/01/2023                    2,296

    1,715    Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2041                                                1,984

             Union County, New Jersey, Utilities Authority, Senior
             Lease Revenue Refunding Bonds (Ogden Martin
             System of Union, Inc.), AMT, Series A (a):
    1,590       5.375% due 6/01/2017                                      1,638
    1,670       5.375% due 6/01/2018                                      1,720

             University of Medicine and Dentistry of New Jersey,
             Revenue Bonds, Series A (a):
      570       5.50% due 12/01/2018                                        625
    1,145       5.50% due 12/01/2019                                      1,255
    1,130       5.50% due 12/01/2020                                      1,239
      865       5.50% due 12/01/2021                                        948



     Face
   Amount    Municipal Bonds                                              Value

Puerto Rico--6.2%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
  $ 1,500       Series J, 5% due 7/01/2029 (e)                        $   1,591
    1,380       Series K, 5% due 7/01/2040                                1,439

    2,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series RR, 5% due 7/01/2028 (b)                       2,127

      740    Puerto Rico Electric Power Authority, Power Revenue
             Refunding Bonds, Series PP, 5% due 7/01/2025 (c)               788

    2,110    Puerto Rico Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities Revenue
             Bonds (Ascension Health), RIB, Series 377, 8.41%
             due 11/15/2030 (i)                                           2,497

             Total Municipal Bonds
             (Cost--$179,097)--139.9%                                   189,951



             Municipal Bonds Held in Trust (m)

New Jersey--4.0%

             Delaware River Port Authority of New Jersey
             and Pennsylvania Revenue Bonds (d):
    2,500       6% due 1/01/2018                                          2,675
    2,500       6% due 1/01/2019                                          2,676


New York--6.1%

    8,150    Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT, 108th
             Series, 5.875% due 1/15/2017 (d)                             8,266


Puerto Rico--8.3%

   11,000    Puerto Rico Public Buildings Authority Revenue
             Bonds (Government Facilities), Series B, 5.25%
             due 7/01/2007 (e)(h)                                        11,296

             Total Municipal Bonds Held in Trust
             (Cost--$24,389)--18.4%                                      24,913



   Shares
     Held    Short-Term Securities

    1,361    CMA New Jersey Municipal Money
             Fund, 2.92% (i)(j)                                           1,361

             Total Short-Term Securities
             (Cost--$1,361)--1.0%                                         1,361

Total Investments (Cost--$204,847*)--159.3%                             216,225
Other Assets Less Liabilities--4.0%                                       5,512
Liability for Trust Certificates,
  Including Interest Expense Payable--(9.2%)                           (12,453)
Preferred Stock, at Redemption Value--(54.1%)                          (73,517)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  135,767
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield New Jersey Insured Fund, Inc.                (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $    192,630
                                                       ============
    Gross unrealized appreciation                      $     11,257
    Gross unrealized depreciation                                --
                                                       ------------
    Net unrealized appreciation                        $     11,257
                                                       ============

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Radian Insured.

(g) XL Capital Insured.

(h) Prerefunded.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New Jersey Municipal Money Fund           846            $42


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of October 31, 2006.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield Pennsylvania Insured Fund                    (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania--125.2%

  $ 2,000    Allegheny County, Pennsylvania, Hospital
             Development Authority, Health Center Revenue
             Bonds (University of Pittsburgh Medical Center
             Health System), Series B, 6% due 7/01/2026 (f)           $   2,478

    1,000    Allegheny County, Pennsylvania, Residential Finance
             Authority, S/F Mortgage Revenue Bonds, AMT,
             Series TT, 5% due 5/01/2035 (d)                              1,020

    5,000    Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Refunding Bonds, Series A, 5%
             due 12/01/2030 (f)                                           5,303

    1,750    Chester County, Pennsylvania, Health and Education
             Facilities Authority, Revenue Refunding Bonds
             (Devereux Foundation), 5% due 11/01/2031                     1,826

    5,500    Delaware County, Pennsylvania, IDA Revenue Bonds
             (Pennsylvania Suburban Water Company Project),
             AMT, Series A, 5.15% due 9/01/2032 (a)                       5,758

    4,770    Delaware County, Pennsylvania, IDA, Water Facilities
             Revenue Refunding Bonds (Aqua Pennsylvania Inc.
             Project), AMT, Series B, 5% due 11/01/2036 (c)               4,982

    1,500    Delaware Valley Regional Finance Authority,
             Pennsylvania, Local Government Revenue Bonds,
             5.75% due 7/01/2032                                          1,817

    5,000    Erie County, Pennsylvania, Hospital Authority
             Revenue Bonds (Hamot Health Foundation), 5%
             due 11/01/2035 (h)                                           5,303

    4,000    Gettysburg, Pennsylvania, Municipal Authority,
             College Revenue Refunding Bonds, 5%
             due 8/15/2023 (f)                                            4,113

    4,000    Lancaster County, Pennsylvania, Hospital Authority
             Revenue Bonds (Lancaster General Hospital Project),
             5.50% due 3/15/2026                                          4,288

    3,000    Lehigh County, Pennsylvania, General Purpose
             Authority, Hospital Revenue Refunding Bonds
             (Saint Lukes Hospital of Bethlehem), 5.375%
             due 8/15/2033                                                3,161

    5,000    Lehigh County, Pennsylvania, IDA, PCR, Refunding
             (Pennsylvania Power and Light Utilities Corporation
             Project), Series A, 4.70% due 9/01/2029 (c)                  5,108

    2,675    North Allegheny, Pennsylvania, School District, GO,
             Series C, 5.25% due 5/01/2027 (e)                            2,888

    5,000    Northampton Borough, Pennsylvania, Municipal
             Authority, Water Revenue Bonds, 5%
             due 5/15/2034 (f)                                            5,266

    6,000    Northumberland County, Pennsylvania, IDA, Water
             Facilities Revenue Refunding Bonds (Aqua
             Pennsylvania Inc. Project), AMT, 5.05%
             due 10/01/2039 (c)                                           6,247



     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

  $ 3,055    Pennsbury, Pennsylvania, School District, GO,
             Refunding, 5.50% due 1/15/2020 (c)                       $   3,334

    1,200    Pennsylvania Economic Development Financing
             Authority, Solid Waste Disposal Revenue Bonds
             (Waste Management Inc. Project), AMT, Series A,
             5.10% due 10/01/2027                                         1,242

    2,500    Pennsylvania HFA, Revenue Bonds, DRIVERS, AMT,
             Series 1248Z, 6.591% due 10/01/2009 (f)(i)                   2,624

    5,000    Pennsylvania HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT, Series 92-A, 4.75% due 4/01/2031                 5,024

             Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds:
    3,000       (UPMC Health System), Series A, 6%
                due 1/15/2022                                             3,283
    4,305       (York College of Pennsylvania Project),
                Series EE1, 5% due 11/01/2033 (g)                         4,558

    8,845    Pennsylvania State Higher Educational Facilities
             Authority, State System Revenue Bonds, Series AE,
             4.75% due 6/15/2032 (f)                                      9,148

    7,000    Pennsylvania State IDA, EDR, Refunding, 5.50%
             due 7/01/2020 (a)                                            7,692

             Pennsylvania State Public School Building Authority,
             Revenue Bonds (Lehigh Career and Technical
             Institute) (c):
    3,085       5.125% due 10/01/2028                                     3,260
    2,000       5.25% due 10/01/2032                                      2,134

             Pennsylvania State Public School Building Authority,
             School and Capital Appreciation Revenue Bonds
             (Corry Area School District) (e)(m):
    1,980       4.85% due 12/15/2022                                        988
    1,980       4.87% due 12/15/2023                                        941
    1,980       4.89% due 12/15/2024                                        898
    1,980       4.92% due 12/15/2025                                        857

             Pennsylvania State Public School Building Authority,
             School Lease Revenue Bonds (The School District of
             Philadelphia Project) (e):
   10,000       5.25% due 6/01/2025                                      10,795
   10,300       5% due 6/01/2033                                         10,793

      870    Pennsylvania State Turnpike Commission, Oil
             Franchise Tax Revenue Refunding Bonds,
             Sub-Series B, 5% due 12/01/2023 (a)                            939

    5,000    Philadelphia, Pennsylvania, Airport Revenue Bonds,
             Series A, AMT, 4.75% due 6/15/2035 (f)                       5,074

             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Airport Revenue Refunding Bonds
             (Philadelphia Airport System Project), AMT,
             Series A (c):
    4,000       5.50% due 7/01/2017                                       4,291
    3,655       5.50% due 7/01/2018                                       3,921



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Pennsylvania Insured Fund                    (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (concluded)

             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Lease Revenue Bonds (e):
  $ 9,125       (City of Philadelphia Project), Series A, 5.375%
                due 2/15/2027 (f)                                     $   9,347
    3,000       Series B, 5.50% due 10/01/2020                            3,263
    4,680       Series B, 5.50% due 10/01/2021                            5,075

   10,000    Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, 1998 General Ordinance, 4th Series, 5%
             due 8/01/2032 (e)                                           10,465

             Philadelphia, Pennsylvania, Hospitals and Higher
             Education Facilities Authority, Hospital Revenue
             Refunding Bonds:
      100       (Children's Hospital Project), VRDN, Series D,
                3.61% due 7/01/2031 (f)(l)                                  100
    3,000       (Presbyterian Medical Center), 6.65%
                due 12/01/2019 (b)                                        3,660

    3,000    Philadelphia, Pennsylvania, Housing Authority
             Revenue Bonds (Capital Fund Program), Series A,
             5.50% due 12/01/2018 (e)                                     3,280

    4,645    Philadelphia, Pennsylvania, Qualified Redevelopment
             Authority Revenue Bonds, AMT, Series B, 5%
             due 4/15/2027 (c)                                            4,843

    1,750    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.50% due 4/15/2022 (c)                            1,891

             Philadelphia, Pennsylvania, School District, GO (c):
    5,000       Series D, 5.125% due 6/01/2034                            5,299
    4,000       Series D, 5.25% due 6/01/2034                             4,292

    5,300    Philadelphia, Pennsylvania, Water and Wastewater
             Revenue Refunding Bonds, VRDN, Series B, 3.55%
             due 8/01/2018 (e)(l)                                         5,300

    8,245    Pittsburgh, Pennsylvania, Water and Sewer
             Authority, Water and Sewer System Revenue Bonds,
             First Lien, 5% due 9/01/2033 (f)                             8,733

    6,000    Reading, Pennsylvania, School District, GO, 5%
             due 1/15/2029 (e)                                            6,396

    2,600    Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare
             System), Series A, 5.875% due 12/01/2031                     2,823

    6,145    Shaler Area School District, Pennsylvania, Capital
             Appreciation, GO, 4.765% due 9/01/2030 (g)(m)                2,148

             Southeastern Pennsylvania Transportation Authority,
             Special Revenue Bonds (c):
    4,500       5.375% due 3/01/2017                                      4,614
    2,525       5.375% due 3/01/2022                                      2,588

    2,570    Westmoreland County, Pennsylvania, Municipal
             Authority, Municipal Service Revenue Bonds, 5.25%
             due 8/15/2028 (e)                                            2,790



     Face
   Amount    Municipal Bonds                                              Value

Guam--1.4%

  $ 2,500    A.B. Won Guam International Airport Authority,
             General Revenue Refunding Bonds, AMT, Series C,
             5% due 10/01/2023 (f)                                    $   2,598


Puerto Rico--10.6%

   10,795    Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5% due 7/01/2034                              11,251

             Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I:
    2,500       5.50% due 7/01/2025                                       2,747
    5,000       5.375% due 7/01/2034                                      5,397

             Total Municipal Bonds
             (Cost--$237,407)--137.2%                                   250,254



             Municipal Bonds Held in Trust (o)

Pennsylvania--32.7%

    7,000    Luzerne County, Pennsylvania, IDA, Water Facility
             Revenue Refunding Bonds (Pennsylvania American
             Water Company Project), AMT, Series A, 5.10%
             due 9/01/2034 (a)                                            7,325

   15,000    Pennsylvania State Public School Building Authority,
             School Lease Revenue Bonds (The School District of
             Philadelphia Project), 5.25% due 6/01/2013 (e)(n)           16,066

   15,000    Pennsylvania State Turnpike Commission, Oil
             Franchise Tax Revenue Bonds, Sub-Series B, 5.50%
             due 12/01/2013 (f)(n)                                       16,472

    7,800    Pennsylvania State Turnpike Commission, Turnpike
             Revenue Bonds, Series A, 5.50% due 12/01/2031 (a)            8,652

   10,000    Philadelphia, Pennsylvania, School District, GO,
             Series B, 5.625% due 8/01/2012 (c)(n)                       11,043

             Total Municipal Bonds Held in Trust
             (Cost--$56,503)--32.7%                                      59,558



   Shares
     Held    Short-Term Securities

       66    CMA Pennsylvania Municipal Money Fund, 2.96% (j)(k)             66

             Total Short-Term Securities
             (Cost--$66)--0.0%                                               66

Total Investments (Cost--$293,976*)--169.9%                             309,878
Other Assets Less Liabilities--1.3%                                       2,316
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.2%)                          (27,750)
Preferred Shares, at Redemption Value--(56.0%)                        (102,042)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  182,402
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield Pennsylvania Insured Fund                    (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                    $     267,108
                                                      =============
    Gross unrealized appreciation                     $      15,370
    Gross unrealized depreciation                                --
                                                      -------------
    Net unrealized appreciation                       $      15,370
                                                      =============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) XL Capital Insured.

(h) CIFG Insured.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Represents the current yield as of October 31, 2006.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Pennsylvania Municipal Money Fund       (2,648)          $50


(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Prerefunded.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.901% and
    receive a floating rate based on
    1-week USD Bond Market
    Association rate

    Broker, JPMorgan Chase
    Expires December 2016                        $ 9,000       $  (184)

    Pay a fixed rate of 3.856% and
    receive a floating rate based on
    1-week Bond Market Association rate

    Broker, JPMorgan Chase
    Expires December 2016                        $15,000          (259)

    Pay a fixed rate of 3.804% and
    receive a floating rate based on
    1-week Bond Market Association rate

    Broker, JPMorgan Chase
    Expires January 2017                         $38,600          (482)
                                                               --------
    Total                                                      $  (925)
                                                               ========

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Net Assets
                                                                  BlackRock        BlackRock        BlackRock       BlackRock
                                                                  MuniYield        MuniYield        MuniYield       MuniYield
                                                                   Florida          Michigan        New Jersey     Pennsylvania
                                                                   Insured          Insured          Insured         Insured
As of October 31, 2006                                               Fund          Fund, Inc.       Fund, Inc.         Fund
Assets

       Investments in unaffiliated securities, at value*         $ 203,202,611    $ 474,940,123    $ 214,863,938    $ 309,812,460
       Investments in affiliated securities, at value**              5,049,682        7,384,269        1,361,381           65,868
       Cash                                                             48,824           11,826           19,875           30,259
       Interest receivable                                           2,488,866        8,564,255        3,398,699        4,419,535
       Receivable for securities sold                                1,243,324           75,000        2,331,820               --
       Prepaid expenses                                                  8,413           10,250            6,984            8,732
                                                                 -------------    -------------    -------------    -------------
       Total assets                                                212,041,720      490,985,723      221,982,697      314,336,854
                                                                 -------------    -------------    -------------    -------------

Liabilities

       Trust certificates                                           10,030,000       37,987,818       12,338,455       27,400,000
       Unrealized depreciation on forward interest rate swaps          189,761          139,794               --          924,775
       Payable for securities purchased                              3,493,602        5,731,943               --          928,090
       Interest expense payable                                        102,659          317,235          115,075          349,916
       Dividends payable to Common Stock/Shareholders                   40,340          134,737          106,583          103,385
       Payable to investment adviser                                    78,484          180,916           85,030          115,564
       Payable to other affiliates                                       1,276            2,872            1,340            1,824
       Accrued expenses                                                 51,784           79,885           52,289           69,050
                                                                 -------------    -------------    -------------    -------------
       Total liabilities                                            13,987,906       44,575,200       12,698,772       29,892,604
                                                                 -------------    -------------    -------------    -------------

Preferred Stock/Shares

       Preferred Stock/Shares, at redemption value, of
       AMPS+++ at $25,000 per share liquidation preference++***     72,012,036      165,060,906       73,517,337      102,042,310
                                                                 -------------    -------------    -------------    -------------

Net Assets Applicable to Common Stock/Shares

       Net assets applicable to Common Stock/Shares              $ 126,041,778    $ 281,349,617    $ 135,766,588    $ 182,401,940
                                                                 =============    =============    =============    =============

Analysis of Net Assets Applicable to Common Stock/Shares

       Undistributed investment income--net                      $     635,928    $   1,401,171    $   1,086,101    $     650,149
       Accumulated realized capital losses--net                    (3,349,426)     (16,872,143)        (830,381)      (4,307,412)
       Unrealized appreciation--net                                 10,333,687       26,212,624       11,374,094       14,977,344
                                                                 -------------    -------------    -------------    -------------
       Total accumulated earnings--net                               7,620,189       10,741,652       11,629,814       11,320,081
                                                                 -------------    -------------    -------------    -------------
       Common Stock/Shares, par value $.10 per share++++               845,181        1,820,630          880,210        1,148,057
       Paid-in capital in excess of par                            117,576,408      268,787,335      123,256,564      169,933,802
                                                                 -------------    -------------    -------------    -------------
       Net Assets                                                $ 126,041,778    $ 281,349,617    $ 135,766,588    $ 182,401,940
                                                                 =============    =============    =============    =============
       Net asset value per share of Common Stock/Shares          $       14.91    $       15.45    $       15.42    $       15.89
                                                                 =============    =============    =============    =============
       Market Price                                              $       14.21    $       14.67    $       14.96    $       14.60
                                                                 =============    =============    =============    =============
         * Identified cost of unaffiliated securities            $ 192,679,163    $ 449,850,058    $ 203,486,114    $ 293,910,341
                                                                 =============    =============    =============    =============
        ** Identified cost of affiliated securities              $   5,049,682    $   7,384,269    $   1,361,381    $      65,868
                                                                 =============    =============    =============    =============
       *** Preferred Stock/Shares issued and outstanding:
           Series A, par value of $.05 per share                         2,400            2,000            2,240            1,600
                                                                 =============    =============    =============    =============
           Series B, par value of $.05 per share                           480            2,000               --            1,920
                                                                 =============    =============    =============    =============
           Series B, par value of $.10 per share                            --               --              700               --
                                                                 =============    =============    =============    =============
           Series C, par value of $.05 per share                            --            1,600               --              560
                                                                 =============    =============    =============    =============
           Series D, par value of $.10 per share                            --            1,000               --               --
                                                                 =============    =============    =============    =============
        ++ Preferred Stock/Shares authorized                         1,000,000            6,600            2,940        1,000,000
                                                                 =============    =============    =============    =============
      ++++ Common Stock/Shares issued and outstanding                8,451,814       18,206,301        8,802,099       11,480,567
                                                                 =============    =============    =============    =============

       +++ Auction Market Preferred Stock/Shares.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Operations
                                                                  BlackRock        BlackRock        BlackRock       BlackRock
                                                                  MuniYield        MuniYield        MuniYield       MuniYield
                                                                   Florida          Michigan        New Jersey     Pennsylvania
                                                                   Insured          Insured          Insured         Insured
For the Year Ended October 31, 2006                                  Fund          Fund, Inc.       Fund, Inc.         Fund
Investment Income

       Interest and amortization of premium and discount         $   9,897,507    $  23,243,218    $  10,638,422    $  14,601,944
       Dividends from affiliates                                        67,175          154,834           42,392           50,349
                                                                 -------------    -------------    -------------    -------------
       Total income                                                  9,964,682       23,398,052       10,680,814       14,652,293
                                                                 -------------    -------------    -------------    -------------

Expenses

       Investment advisory fees                                        980,331        2,210,828        1,030,931        1,404,987
       Interest expense and fees                                       346,320        1,384,180          579,291        1,008,056
       Commission fees                                                 185,606          422,218          186,365          260,760
       Accounting services                                              87,757          151,121           90,470          109,552
       Transfer agent fees                                              35,021           76,347           47,425           63,562
       Professional fees                                                50,672           60,174           49,641           54,684
       Printing and shareholder reports                                 18,864           31,415           19,125           24,504
       Directors'/Trustees' fees and expenses                           24,474           24,474           24,474           24,474
       Listing fees                                                     16,612           16,572           16,692           16,572
       Pricing fees                                                     13,763           19,505           11,811           11,526
       Custodian fees                                                   13,139           24,681           12,573           17,026
       Other                                                            41,423           56,954           41,925           47,151
                                                                 -------------    -------------    -------------    -------------
       Total expenses before reimbursement                           1,813,982        4,478,469        2,110,723        3,042,854
       Reimbursement of expenses                                      (11,855)         (28,212)          (7,389)          (9,355)
                                                                 -------------    -------------    -------------    -------------
       Total expenses after reimbursement                            1,802,127        4,450,257        2,103,334        3,033,499
                                                                 -------------    -------------    -------------    -------------
       Investment income--net                                        8,162,555       18,947,795        8,577,480       11,618,794
                                                                 -------------    -------------    -------------    -------------

Realized and Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                            137,241        1,050,493          910,969          221,766
           Forward interest rate swaps--net                           (88,344)        (284,274)           71,694        (187,040)
                                                                 -------------    -------------    -------------    -------------
       Total realized gain--net                                         48,897          766,219          982,663           34,726
                                                                 -------------    -------------    -------------    -------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                          2,387,466        3,330,906        2,184,848        5,823,364
           Forward interest rate swaps--net                          (343,913)        (139,794)         (46,507)      (1,695,227)
                                                                 -------------    -------------    -------------    -------------
       Total change in unrealized appreciation/depreciation--net     2,043,553        3,191,112        2,138,341        4,128,137
                                                                 -------------    -------------    -------------    -------------
       Total realized and unrealized gain--net                       2,092,450        3,957,331        3,121,004        4,162,863
                                                                 -------------    -------------    -------------    -------------

Dividends to Preferred Stock/Shareholders

       Investment income--net                                      (2,323,697)      (5,190,018)      (2,163,956)      (3,155,383)
                                                                 -------------    -------------    -------------    -------------
       Net Increase in Net Assets Resulting from Operations      $   7,931,308    $  17,715,108    $   9,534,528    $  12,626,274
                                                                 =============    =============    =============    =============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets                                                            (As Restated for 2005. See Note 6)
                                                                                                       BlackRock MuniYield
                                                                                                       Florida Insured Fund

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                       2006           2005
Operations

       Investment income--net                                                                      $   8,162,555    $   8,290,264
       Realized gain--net                                                                                 48,897        1,559,111
       Change in unrealized appreciation/depreciation--net                                             2,043,553      (4,774,619)
       Dividends to Preferred Shareholders                                                           (2,323,697)      (1,442,962)
                                                                                                   -------------    -------------
       Net increase in net assets resulting from operations                                            7,931,308        3,631,794
                                                                                                   -------------    -------------

Dividends to Common Shareholders

       Investment income--net                                                                        (6,338,731)      (7,564,939)
                                                                                                   -------------    -------------
       Net decrease in net assets resulting from dividends to Common Shareholders                    (6,338,731)      (7,564,939)
                                                                                                   -------------    -------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                         27,237          144,662
       Offering and underwriting costs resulting from the issuance of Preferred Shares                        --        (244,177)
                                                                                                   -------------    -------------
       Net increase (decrease) in net assets derived from share transactions                              27,237         (99,515)
                                                                                                   -------------    -------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                             1,619,814      (4,032,660)
       Beginning of year                                                                             124,421,964      128,454,624
                                                                                                   -------------    -------------
       End of year*                                                                                $ 126,041,778    $ 124,421,964
                                                                                                   =============    =============
           * Undistributed investment income--net                                                  $     635,928    $   1,135,801
                                                                                                   =============    =============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets
                                                                                                       BlackRock MuniYield
                                                                                                   Michigan Insured Fund, Inc.

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                       2006           2005
Operations

       Investment income--net                                                                      $  18,947,795    $  19,600,893
       Realized gain--net                                                                                766,219        4,103,542
       Change in unrealized appreciation/depreciation--net                                             3,191,112     (13,931,894)
       Dividends to Preferred Stock shareholders                                                     (5,190,018)      (3,245,894)
                                                                                                   -------------    -------------
       Net increase in net assets resulting from operations                                           17,715,108        6,526,647
                                                                                                   -------------    -------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                       (15,230,229)     (17,757,326)
                                                                                                   -------------    -------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders             (15,230,229)     (17,757,326)
                                                                                                   -------------    -------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                  614,402          159,122
       Offering and underwriting costs resulting from the issuance of Preferred Stock                         --        (373,118)
                                                                                                   -------------    -------------
       Net increase (decrease) in net assets derived from stock transactions                             614,402        (213,996)
                                                                                                   -------------    -------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                              3,099,281     (11,444,675)
       Beginning of year                                                                             278,250,336      289,695,011
                                                                                                   -------------    -------------
       End of year*                                                                                $ 281,349,617    $ 278,250,336
                                                                                                   =============    =============
           * Undistributed investment income--net                                                  $   1,401,171    $   2,873,508
                                                                                                   =============    =============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets                                                            (As Restated for 2005. See Note 6)
                                                                                                       BlackRock MuniYield
                                                                                                  New Jersey Insured Fund, Inc.

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                       2006           2005
Operations

       Investment income--net                                                                      $   8,577,480    $   8,428,036
       Realized gain--net                                                                                982,663        2,961,559
       Change in unrealized appreciation/depreciation--net                                             2,138,341      (5,381,010)
       Dividends to Preferred Stock shareholders                                                     (2,163,956)      (1,395,905)
                                                                                                   -------------    -------------
       Net increase in net assets resulting from operations                                            9,534,528        4,612,680
                                                                                                   -------------    -------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                        (6,390,415)      (8,036,760)
                                                                                                   -------------    -------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders              (6,390,415)      (8,036,760)
                                                                                                   -------------    -------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                       --          675,155
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                            --            1,285
                                                                                                   -------------    -------------
       Net increase in net assets derived from stock transactions                                             --          676,440
                                                                                                   -------------    -------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                              3,144,113      (2,747,640)
       Beginning of year                                                                             132,622,475      135,370,115
                                                                                                   -------------    -------------
       End of year*                                                                                $ 135,766,588    $ 132,622,475
                                                                                                   =============    =============
           * Undistributed investment income--net                                                  $   1,086,101    $   1,116,478
                                                                                                   =============    =============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets                                                            (As Restated for 2005. See Note 6)
                                                                                                       BlackRock MuniYield
                                                                                                    Pennsylvania Insured Fund

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                       2006           2005
Operations

       Investment income--net                                                                      $  11,618,794    $  12,056,700
       Realized gain--net                                                                                 34,726        4,805,185
       Change in unrealized appreciation/depreciation--net                                             4,128,137      (8,856,726)
       Dividends to Preferred Shareholders                                                           (3,155,383)      (2,146,454)
                                                                                                   -------------    -------------
       Net increase in net assets resulting from operations                                           12,626,274        5,858,705
                                                                                                   -------------    -------------

Dividends to Common Shareholders

       Investment income--net                                                                        (8,977,803)     (10,967,433)
                                                                                                   -------------    -------------
       Net decrease in net assets resulting from dividends to Common Shareholders                    (8,977,803)     (10,967,433)
                                                                                                   -------------    -------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                             --          269,585
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Shares                                                                     (17,729)        (266,553)
                                                                                                   -------------    -------------
       Net increase (decrease) in net assets derived from share transactions                            (17,729)            3,032
                                                                                                   -------------    -------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                             3,630,742      (5,105,696)
       Beginning of year                                                                             178,771,198      183,876,894
                                                                                                   -------------    -------------
       End of year*                                                                                $ 182,401,940    $ 178,771,198
                                                                                                   =============    =============
           * Undistributed investment income--net                                                  $     650,149    $   1,164,541
                                                                                                   =============    =============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                           BlackRock MuniYield Florida Insured Fund

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006           2005           2004           2003           2002
Per Share Operating Performance

Net asset value, beginning of year                         $    14.72     $    15.22     $    15.04     $    15.04     $    14.94
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                          .97**          .98**          .98**         1.05**           1.04
Realized and unrealized gain (loss)--net                          .24          (.38)            .20          (.06)            .06
Dividends and distributions to Preferred Shareholders:
   Investment income--net                                       (.27)          (.17)          (.07)          (.07)          (.10)
   Realized gain--net                                              --             --             --             --           --++
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .94            .43           1.11            .92           1.00
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions to Common Shareholders:
   Investment income--net                                       (.75)          (.90)          (.93)          (.92)          (.90)
   Realized gain--net                                              --             --             --             --           --++
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions to Common Shareholders        (.75)          (.90)          (.93)          (.92)          (.90)
                                                           ----------     ----------     ----------     ----------     ----------
Offering and underwriting costs resulting from the
issuance of Preferred Shares                                       --          (.03)             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    14.91     $    14.72     $    15.22     $    15.04     $    15.04
                                                           ==========     ==========     ==========     ==========     ==========
Market price per share, end of year                        $    14.21     $    14.18     $    14.98     $    14.18     $    14.30
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return*

Based on net asset value per share                              6.87%          2.72%          7.98%          6.45%          7.22%
                                                           ==========     ==========     ==========     ==========     ==========
Based on market price per share                                 5.73%           .54%         12.73%          5.56%          7.19%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and excluding
interest expense***                                             1.17%          1.20%          1.09%          1.08%          1.11%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses, net of reimbursement***                         1.45%          1.38%          1.27%          1.25%          1.33%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses***                                               1.46%          1.38%          1.28%          1.25%          1.33%
                                                           ==========     ==========     ==========     ==========     ==========
Total investment income--net***                                 6.58%          6.50%          6.54%          6.86%          7.02%
                                                           ==========     ==========     ==========     ==========     ==========
Amount of dividends to Preferred Shareholders                   1.87%          1.13%           .48%           .47%           .67%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income to Common Shareholders--net                   4.71%          5.37%          6.06%          6.39%          6.35%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Preferred Shares

Dividends to Preferred Shareholders                             3.23%          2.02%          1.02%          1.00%          1.39%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets applicable to Common Shares,
end of year (in thousands)                                 $  126,042     $  124,422     $  128,455     $  126,915     $  126,947
                                                           ==========     ==========     ==========     ==========     ==========
Preferred Shares outstanding at liquidation
preference, end of year (in thousands)                     $   72,000     $   72,000     $   60,000     $   60,000     $   60,000
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover                                                34%            52%            28%            40%            37%
                                                           ==========     ==========     ==========     ==========     ==========

Leverage

Asset coverage per $1,000                                  $    2,751     $    2,728     $    3,141     $    3,115     $    3,116
                                                           ==========     ==========     ==========     ==========     ==========

Dividends Per Share on Preferred Shares Outstanding

Series A--Investment income--net                           $      805     $      505     $      255     $      251     $      348
                                                           ==========     ==========     ==========     ==========     ==========
Series B++++--Investment income--net                       $      814     $      482             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

       *** Do not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series B was issued on November 22, 2004.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                       BlackRock MuniYield Michigan Insured Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006           2005           2004           2003           2002
Per Share Operating Performance

Net asset value, beginning of year                         $    15.32     $    15.96     $    15.94     $    15.74     $    15.81
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net**                                         1.04           1.08           1.06           1.10           1.10
Realized and unrealized gain (loss)--net                          .22          (.54)            .03            .15          (.12)
Dividends to Preferred Stock shareholders from
investment income--net                                          (.29)          (.18)          (.07)          (.07)          (.11)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .97            .36           1.02           1.18            .87
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends to Common Stock shareholders from
investment income--net                                          (.84)          (.98)         (1.00)          (.98)          (.94)
                                                           ----------     ----------     ----------     ----------     ----------
Offering and underwriting costs resulting from the
issuance of Preferred Stock                                        --          (.02)             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    15.45     $    15.32     $    15.96     $    15.94     $    15.74
                                                           ==========     ==========     ==========     ==========     ==========
Market price per share, end of year                        $    14.67     $    15.31     $    15.37     $    14.69     $    13.95
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return*

Based on net asset value per share                              6.64%          2.24%          7.04%          8.26%          6.33%
                                                           ==========     ==========     ==========     ==========     ==========
Based on market price per share                                 1.32%          6.10%         11.85%         12.57%          4.77%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding
interest expense***                                             1.11%          1.10%          1.00%          1.01%          1.04%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses, net of reimbursement***                         1.61%          1.42%          1.19%          1.20%          1.28%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses***                                               1.62%          1.42%          1.22%          1.21%          1.28%
                                                           ==========     ==========     ==========     ==========     ==========
Total investment income--net***                                 6.84%          6.84%          6.69%          6.83%          7.10%
                                                           ==========     ==========     ==========     ==========     ==========
Amount of dividends to Preferred Stock shareholders             1.87%          1.13%           .46%           .45%           .70%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income to Common Stock shareholders--net             4.97%          5.71%          6.23%          6.38%          6.40%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       3.15%          1.98%           .95%           .94%          1.40%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                                 $  281,350     $  278,250     $  289,695     $  289,364     $  285,802
                                                           ==========     ==========     ==========     ==========     ==========
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                     $  165,000     $  165,000     $  140,000     $  140,000     $  140,000
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover                                                15%            25%            32%            29%            25%
                                                           ==========     ==========     ==========     ==========     ==========

Leverage

Asset coverage per $1,000                                  $    2,705     $    2,686     $    3,069     $    3,067     $    3,041
                                                           ==========     ==========     ==========     ==========     ==========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                           $      795     $      505     $      250     $      240     $      354
                                                           ==========     ==========     ==========     ==========     ==========
Series B--Investment income--net                           $      780     $      480     $      232     $      230     $      362
                                                           ==========     ==========     ==========     ==========     ==========
Series C--Investment income--net                           $      786     $      482     $      226     $      240     $      333
                                                           ==========     ==========     ==========     ==========     ==========
Series D++--Investment income--net                         $      782     $      505             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series D was issued on November 22, 2004.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                      BlackRock MuniYield New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006           2005           2004           2003           2002
Per Share Operating Performance

Net asset value, beginning of year                         $    15.07     $    15.46     $    15.25     $    15.14     $    15.17
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                          .97**          .96**         1.03**         1.06**           1.07
Realized and unrealized gain (loss)--net                          .36          (.27)            .21            .06          (.06)
Dividends and distributions to Preferred Stock
shareholders:
   Investment income--net                                       (.25)          (.16)          (.06)          (.06)          (.09)
   Realized gain--net                                              --             --             --           --++           --++
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                 1.08            .53           1.18           1.06            .92
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions to Common Stock
shareholders:
   Investment income--net                                       (.73)          (.92)          (.94)          (.94)          (.94)
   Realized gain--net                                              --             --             --          (.01)          (.01)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions to Common
Stock shareholders                                              (.73)          (.92)          (.94)          (.95)          (.95)
                                                           ----------     ----------     ----------     ----------     ----------
Offering and underwriting costs, including adjustments,
resulting from the issuance of Preferred Stock                     --       --++++++          (.03)             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    15.42     $    15.07     $    15.46     $   15.25      $    15.14
                                                           ==========     ==========     ==========     ==========     ==========
Market price per share, end of year                        $    14.96     $    14.65     $    15.16     $   14.39      $    14.45
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return*

Based on net asset value per share                              7.50%          3.49%          7.99%          7.24%          6.27%
                                                           ==========     ==========     ==========     ==========     ==========
Based on market price per share                                 7.28%          2.60%         12.23%          6.02%          2.30%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expense, net of reimbursement and excluding
interest expense***                                             1.15%          1.16%          1.06%          1.03%          1.07%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses, net of reimbursement***                         1.59%          1.52%          1.33%          1.29%          1.39%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses***                                               1.59%          1.52%          1.35%          1.30%          1.39%
                                                           ==========     ==========     ==========     ==========     ==========
Total investment income--net***                                 6.46%          6.21%          6.79%          6.89%          7.04%
                                                           ==========     ==========     ==========     ==========     ==========
Amount of dividends to Preferred Stock shareholders             1.63%          1.03%           .42%           .38%           .57%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income to Common Stock shareholders--net             4.83%          5.18%          6.37%          6.51%          6.47%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       2.94%          1.90%           .95%           .91%          1.32%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                                 $  135,767     $  132,622     $  135,370     $  133,240     $  132,146
                                                           ==========     ==========     ==========     ==========     ==========
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                     $   73,500     $   73,500     $   73,500     $   56,000     $   56,000
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover                                                11%            29%            16%            21%            25%
                                                           ==========     ==========     ==========     ==========     ==========

Leverage

Asset coverage per $1,000                                  $    2,847     $    2,804     $    2,842     $    3,379     $    3,360
                                                           ==========     ==========     ==========     ==========     ==========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                           $      736     $      492     $      232     $      228     $      330
                                                           ==========     ==========     ==========     ==========     ==========
Series B++++--Investment income--net                       $      735     $      420     $       57             --             --
                                                           ==========     ==========     ==========     ==========     ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series B was issued on August 25, 2004.

    ++++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                        BlackRock MuniYield Pennsylvania Insured Fund

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006           2005           2004           2003           2002
Per Share Operating Performance

Net asset value, beginning of year                         $    15.57     $    16.04     $    15.56     $    15.34     $    15.19
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                         1.01**         1.05**         1.08**         1.11**           1.11
Realized and unrealized gain (loss)--net                          .36          (.35)            .48            .16            .13
Dividends to Preferred Shareholders from investment
income--net                                                     (.27)          (.19)          (.08)          (.07)          (.11)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                 1.10            .51           1.48           1.20           1.13
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends to Common Shareholders from investment
income--net                                                     (.78)          (.96)         (1.00)          (.98)          (.98)
                                                           ----------     ----------     ----------     ----------     ----------
Offering and underwriting costs, including adjustments,
resulting from the issuance of Preferred Shares                --++++          (.02)             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    15.89     $    15.57     $    16.04     $    15.56     $    15.34
                                                           ==========     ==========     ==========     ==========     ==========
Market price per share, end of year                        $    14.60     $    14.91     $    15.61     $    14.81     $    14.37
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return*

Based on net asset value per share                              7.52%          3.16%         10.15%          8.33%          7.84%
                                                           ==========     ==========     ==========     ==========     ==========
Based on market price per share                                 3.16%          1.51%         12.63%         10.07%          2.57%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and excluding
interest expense***                                             1.13%          1.13%          1.05%          1.07%          1.12%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses, net of reimbursement***                         1.69%          1.69%          1.32%          1.29%          1.35%
                                                           ==========     ==========     ==========     ==========     ==========
Total expenses***                                               1.70%          1.70%          1.33%          1.30%          1.35%
                                                           ==========     ==========     ==========     ==========     ==========
Total investment income--net***                                 6.49%          6.56%          6.89%          7.08%          7.30%
                                                           ==========     ==========     ==========     ==========     ==========
Amount of dividends to Preferred Shareholders                   1.76%          1.17%           .51%           .47%           .70%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income to Common Shareholders--net                   4.73%          5.39%          6.38%          6.61%          6.60%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios Based on Average Net Assets Applicable to Preferred Shares

Dividends to Preferred Shareholders                             3.09%          2.12%          1.04%           .95%          1.37%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets applicable to Common Shares,
end of year (in thousands)                                 $  182,402     $  178,771     $  183,877     $  178,337     $  175,720
                                                           ==========     ==========     ==========     ==========     ==========
Preferred Shares outstanding at liquidation
preference, end of year (in thousands)                     $  102,000     $  102,000     $   88,000     $   88,000     $   88,000
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover                                                25%            42%            41%            41%            37%
                                                           ==========     ==========     ==========     ==========     ==========

Leverage

Asset coverage per $1,000                                  $    2,788     $    2,753     $    3,090     $    3,027     $    2,997
                                                           ==========     ==========     ==========     ==========     ==========

Dividends Per Share on Preferred Shares Outstanding

Series A--Investment income--net                           $      773     $      531     $      254     $      242     $      338
                                                           ==========     ==========     ==========     ==========     ==========
Series B--Investment income--net                           $      773     $      530     $      261     $      235     $      346
                                                           ==========     ==========     ==========     ==========     ==========
Series C++--Investment income--net                         $      775     $      501             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

       *** Do not reflect the effect of dividends to Preferred Shareholders.

        ++ Series C was issued on November 22, 2004.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, MuniYield Florida Insured Fund, MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund were renamed BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund (the "Funds" or individually, the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Fund's Common Stock/Shares are listed on the New York Stock Exchange under the symbol MFT for BlackRock MuniYield Florida Insured Fund, MIY for BlackRock MuniYield Michigan Insured Fund, Inc., MJI for BlackRock MuniYield New Jersey Insured Fund, Inc. and MPA for BlackRock MuniYield Pennsylvania Insured Fund. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of each Fund's Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by each Fund's Board of Directors/ Trustees. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors/Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and
(2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:


                                                         Underlying
                                                          Municipal
                        Liability for       Range of          Bonds
                                Trust       Interest    Transferred
                         Certificates          Rates        to TOBs

BlackRock MuniYield
  Florida Insured
  Fund                    $10,030,000          3.60%    $21,748,171

Blackrock MuniYield
  Michigan Insured                           3.60% -
  Fund, Inc.              $37,987,818          3.63%    $80,516,756

BlackRock MuniYield
  New Jersey Insured                         3.55% -
  Fund, Inc.              $12,338,455          5.25%    $24,913,323

BlackRock MuniYield
  Pennsylvania                               3.60% -
  Insured Fund            $27,400,000          3.63%    $59,558,680


Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering expenses--Direct expenses relating to the public offering of certain Fund's Preferred Stock/Shares were charged to Common Shares/Stock capital. Any adjustments to estimates of offering costs were recorded to capital.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Funds' financial statements has not been determined.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


BlackRock MuniYield Michigan Insured Fund, Inc.

$115 has been reclassified between accumulated net realized capital losses on investments and undistributed net investment income as a result of permanent differences attributable to the amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


BlackRock MuniYield New Jersey Insured Fund, Inc.

$53,486, has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM") with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


Each of the Funds approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. on the following dates:


                                                        Shareholder
                                                      Approval Date

BlackRock MuniYield Florida Insured Fund                  7/31/2006
BlackRock MuniYield Michigan Insured Fund, Inc.           8/15/2006
BlackRock MuniYield New Jersey Insured Fund, Inc.         8/15/2006
BlackRock MuniYield Pennsylvania Insured Fund             7/31/2006


BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock/Shares. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager and/or FAM indirectly through its investment(s) described below:


                                                     For the Period
                                                    Nov. 1, 2005 to
                                                     Sept. 29, 2006
                                                      Reimbursement
                          Investment(s)                      by FAM

BlackRock MuniYield       Merrill Lynch
  Florida Insured Fund    Institutional Tax-Exempt
                          Fund and
                          CMA Florida
                          Municipal Money Fund              $ 9,418

BlackRock MuniYield       CMA Michigan
  Michigan Insured        Municipal Money
  Fund, Inc.              Fund                              $26,652

BlackRock MuniYield       CMA New Jersey
  New Jersey Insured      Municipal Money
  Fund, Inc.              Fund                              $ 7,033

BlackRock MuniYield       CMA Pennsylvania
  Pennsylvania Insured    Municipal Money
  Fund                    Fund                              $ 8,753






                                                     For the Period
                                                  Sept. 30, 2006 to
                                                      Oct. 31, 2006
                                                      Reimbursement
                          Investment(s)              by the Manager

BlackRock MuniYield       Merrill Lynch
  Florida Insured Fund    Institutional Tax-Exempt
                          Fund and
                          CMA Florida
                          Municipal Money Fund              $ 2,437

BlackRock MuniYield       CMA Michigan
  Michigan Insured        Municipal Money
  Fund, Inc.              Fund                              $ 1,560

BlackRock MuniYield       CMA New Jersey
  New Jersey Insured      Municipal Money
  Fund, Inc.              Fund                              $   356

BlackRock MuniYield       CMA Pennsylvania
  Pennsylvania Insured    Municipal Money
  Fund                    Fund                              $   602


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

Each of the Funds reimbursed the Manager and/or FAM for certain accounting services. The reimbursements were as follows:


                                For the Period       For the Period
                               Nov. 1, 2005 to       Sept. 30, 2006
                                Sept. 29, 2006     to Oct. 31, 2006
                                 Reimbursement        Reimbursement
                                        to FAM       to the Manager
BlackRock MuniYield
  Florida Insured Fund                  $4,000                 $319
BlackRock MuniYield
  Michigan Insured Fund, Inc.           $9,012                 $718
BlackRock MuniYield
  New Jersey Insured Fund, Inc.         $4,376                 $335
BlackRock MuniYield
  Pennsylvania Insured Fund             $5,720                 $456


Prior to the closing, certain officers and/or trustees of each Fund were officers and/or directors of MLIM, FAM, PSI, and/or Merrill
Lynch.

Commencing September 29, 2006, certain officers and/or trustees of each Fund are officers and/or directors of BlackRock, Inc. or its affiliates.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were as follows:


                                         Total                Total
                                     Purchases                Sales
BlackRock MuniYield Florida
  Insured Fund                    $ 69,197,923         $ 70,757,143
BlackRock MuniYield Michigan
  Insured Fund, Inc.              $ 72,365,066         $ 75,687,037
BlackRock MuniYield New
  Jersey Insured Fund, Inc.       $ 23,896,981         $ 35,156,600
BlackRock MuniYield
  Pennsylvania Insured Fund       $ 78,503,033         $ 76,129,870


4. Stock/Share Transactions:
BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield Pennsylvania Insured Fund are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $.10 per share together with 1,000,000 Preferred Shares of beneficial interest, par value of $.05 per share. Each Fund's Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share or $.05 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to classify any unissued shares of stock without approval of holders of Common Stock.


Common Stock/Shares

BlackRock MuniYield Florida Insured Fund

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 increased by 1,851 and 9,507, respectively, as a result of dividend reinvestments.


BlackRock MuniYield Michigan Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 increased by 40,195 and 10,174, respectively, as a result of dividend reinvestments.


BlackRock MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 43,611 as a result of dividend reinvestments.


BlackRock MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 16,822 as a result of dividend reinvestments.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred Stock/Shares of the respective Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield Pennsylvania Insured Fund have a par value of $.05 per share. BlackRock MuniYield Michigan Insured Fund, Inc. has a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. BlackRock MuniYield New Jersey Insured Fund, Inc. has a par value of $.05 per share for Series A Shares and $.10 per share for Series B Shares. The yields in effect at October 31, 2006 were as follows:


                                       BlackRock          BlackRock
                                       MuniYield          MuniYield
                                         Florida           Michigan
                                         Insured            Insured
                                            Fund         Fund, Inc.

Series A                                   3.50%              3.45%
Series B                                  3.183%              2.80%
Series C                                      --              2.70%
Series D                                      --              3.50%



                                       BlackRock          BlackRock
                                       MuniYield          MuniYield
                                      New Jersey       Pennsylvania
                                         Insured            Insured
                                      Fund, Inc.               Fund

Series A                                   3.15%              3.50%
Series B                                   3.20%              3.45%
Series C                                      --              3.50%


BlackRock MuniYield Florida Insured Fund

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 480 shares from the issuance of an additional series of Preferred Shares.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


BlackRock MuniYield Michigan Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,000 from the issuance of an additional series of Preferred Stock.


BlackRock MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.


BlackRock MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 560 shares from the issuance of an additional series of Preferred Shares.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned commissions as follows:


                                                        Commissions

BlackRock MuniYield Florida Insured Fund                 $  104,224
BlackRock MuniYield Michigan Insured Fund, Inc.          $  196,562
BlackRock MuniYield New Jersey Insured Fund, Inc.        $  111,986
BlackRock MuniYield Pennsylvania Insured Fund            $  154,812


5. Distribution to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares on November 29, 2006 to stock/shareholders of record on November 14, 2006. The amount of the tax-exempt income dividend was as follows:


                                                   Per Share Amount

BlackRock MuniYield Florida Insured Fund                   $.061000
BlackRock MuniYield Michigan Insured Fund, Inc.            $.063000
BlackRock MuniYield New Jersey Insured Fund, Inc.          $.059000
BlackRock MuniYield Pennsylvania Insured Fund              $.061000


BlackRock MuniYield Florida Insured Fund

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                        10/31/2006       10/31/2005

Distributions paid from:
  Tax-exempt income                 $    8,662,428   $    9,007,901
                                    --------------   --------------
Total distributions                 $    8,662,428   $    9,007,901
                                    ==============   ==============


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $      538,765
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           538,765
Capital loss carryforward                              (2,897,649)*
Unrealized gains--net                                   9,979,073**
                                                     --------------
Total accumulated earnings--net                      $    7,620,189
                                                     ==============

 * On October 31, 2006, the Fund had a net capital loss carryforward of $2,897,649, of which $815,924 expires in 2008 and $2,081,725 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniYield Michigan Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                        10/31/2006       10/31/2005

Distributions paid from:
  Tax-exempt income                 $   20,420,247   $   21,003,220
                                    --------------   --------------
Total distributions                 $   20,420,247   $   21,003,220
                                    ==============   ==============


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    1,201,387
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         1,201,387
Capital loss carryforward                             (13,286,531)*
Unrealized gains--net                                  22,826,796**
                                                     --------------
Total accumulated earnings--net                      $   10,741,652
                                                     ==============

 * On October 31, 2006, the Fund had a net capital loss carryforward of $13,286,531, of which $374,297 expires in 2007, $7,574,733 expires in 2008, $10,914 expires in 2009, $1,124,652 expires in 2010 and $4,201,935 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums, discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


BlackRock MuniYield New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                        10/31/2006       10/31/2005

Distributions paid from:
  Tax-exempt income                 $    8,554,371   $    9,432,665
                                    --------------   --------------
Total distributions                 $    8,554,371   $    9,432,665
                                    ==============   ==============


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $      847,100
Undistributed ordinary income--net                           53,486
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           900,586
Capital loss carryforward                                 (77,635)*
Unrealized gains--net                                  10,806,863**
                                                     --------------
Total accumulated earnings--net                      $   11,629,814
                                                     ==============

 * On October 31, 2006, the Fund had a net capital loss carryforward of $77,635, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniYield Pennsylvania Insured Fund

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                        10/31/2006       10/31/2005

Distributions paid from:
  Tax-exempt income                 $   12,133,186   $   13,113,887
                                    --------------   --------------
Total distributions                 $   12,133,186   $   13,113,887
                                    ==============   ==============


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $      575,134
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           575,134
Capital loss carryforward                              (3,450,773)*
Unrealized gains--net                                  14,195,720**
                                                     --------------
Total accumulated earnings--net                      $   11,320,081
                                                     ==============

 * On October 31, 2006, the Fund had a net capital loss carryforward of $3,450,773, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.


6. Restatement Information:
During the year ended October 31, 2006, each of the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc., and BlackRock MuniYield Pennsylvania Insured Fund each has restated its statement of changes in net assets for the year ended October 31, 2005 to give effect to offsetting changes in realized gain--net and in the change in unrealized appreciation/ depreciation--net on the transferred municipal securities. Additionally, each of the Funds, including BlackRock MuniYield Michigan Insured Fund, Inc., has restated its financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.



Statements of Changes in Net Assets
For the Year Ended October 31, 2005
                                                                            BlackRock MuniYield           BlackRock MuniYield
                                              BlackRock MuniYield           New Jersey Insured            Pennsylvania Insured
                                              Florida Insured Fund               Fund, Inc.                       Fund

                                           Previously                    Previously                    Previously
                                            Reported       Restated       Reported       Restated       Reported       Restated
Realized gain--net                   $   1,562,411  $   1,559,111    $   2,729,125   $   2,961,559   $   4,069,175  $   4,805,185
Change in unrealized appreciation/
depreciation--net                    $ (4,777,919)  $ (4,774,619)    $ (5,148,576)   $ (5,381,010)   $ (8,120,716)  $ (8,856,726)


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


Financial Highlights for BlackRock MuniYield Florida Insured Fund
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
reimbursement***                1.20%        1.38%        1.09%        1.27%         1.08%        1.25%        1.11%        1.33%
Total expenses***               1.20%        1.38%        1.10%        1.28%         1.08%        1.25%        1.11%        1.33%
Portfolio turnover             51.33%          52%       31.22%          28%        47.21%          40%       40.55%          37%

  *** Do not reflect the effect of dividends to Preferred Shareholders.


Financial Highlights for BlackRock MuniYield Michigan Insured Fund, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
reimbursement***                1.10%        1.42%        1.00%        1.19%         1.01%        1.20%        1.04%        1.28%
Total expenses***               1.10%        1.42%        1.02%        1.22%         1.03%        1.21%        1.04%        1.28%
Portfolio turnover             30.16%          25%       36.63%          32%        33.39%          29%       32.68%          25%

  *** Do not reflect the effect of dividends to Preferred Stock shareholders.


Financial Highlights for BlackRock MuniYield New Jersey Insured Fund, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
reimbursement***                1.16%        1.52%        1.06%        1.33%         1.03%        1.29%        1.07%        1.39%
Total expenses***               1.16%        1.52%        1.07%        1.35%         1.04%        1.30%        1.07%        1.39%
Portfolio turnover             37.31%          29%       18.25%          16%        24.70%          21%       28.45%          25%

  *** Do not reflect the effect of dividends to Preferred Stock shareholders.



Financial Highlights for BlackRock MuniYield Pennsylvania Insured Fund
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
reimbursement***                1.13%        1.69%        1.05%        1.32%         1.07%        1.29%        1.12%        1.35%
Total expenses***               1.14%        1.70%        1.07%        1.33%         1.08%        1.30%        1.12%        1.35%
Portfolio turnover             46.42%          42%       50.00%          41%        55.57%          41%       51.37%          37%

  *** Do not reflect the effect of dividends to Preferred Shareholders.


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (concluded)


While the Statements of Net Assets for each of the Funds as of October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of the Funds for the years ended October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments--net, and the change in unrealized appreciation/ depreciation on investments--net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of the Funds for the years ended October 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss)--net, and change in unrealized appreciation/depreciation--net, by corresponding and offsetting amounts.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors/Trustees of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund:

We have audited each of the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniYield Florida Insured Fund (formerly MuniYield Florida Insured Fund), BlackRock MuniYield New Jersey Insured Fund, Inc. (formerly MuniYield New Jersey Insured Fund, Inc.), and BlackRock MuniYield Pennsylvania Insured Fund (formerly MuniYield Pennsylvania Insured Fund), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the respective funds. We have also audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniYield Michigan Insured Fund, Inc. (formerly MuniYield Michigan Insured Fund, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. The above-referenced funds are hereinafter referred to collectively as the "Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights of each of the funds based on our audits. The statement of changes in net assets of BlackRock MuniYield Michigan Insured Fund, Inc. for the year ended October 31, 2005, and its financial highlights (before the restatement described in Note 6) for each of the four years in the period ended October 31, 2005, were audited by other auditors whose report, dated December 9, 2005, expressed an unqualified opinion on that financial statement and a qualified opinion on the financial highlights because of the errors described in Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund referred to above present fairly, in all material respects, the respective financial positions of each of those funds as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights of BlackRock MuniYield Michigan Insured Fund, Inc. as of and for the year ended October 31, 2006, present fairly, in all material respects, its financial position as of October 31, 2006, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statements of changes in net assets of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc., and BlackRock MuniYield Pennsylvania Insured Fund for the year ended October 31, 2005, and their respective financial highlights for each of the four years in the period then ended, have been restated.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Report of Independent Registered Public Accounting Firm (concluded)


We also have audited the adjustments, applied by management, to restate certain financial highlights of BlackRock MuniYield Michigan Insured Fund, Inc. (the "Michigan Insured Fund") for each of the four years in the period ended October 31, 2005, to correct the errors described in Note 6. These adjustments are the responsibility of the Michigan Insured Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated information in the financial highlights of the Michigan Insured Fund for each of the four years in the period ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to Michigan Insured Fund's financial statements or financial highlights as of October 31, 2005, and for each of the four years in the period then ended, might be necessary in order for such financial statements or financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to Michigan Insured Fund's financial highlights for the restatement described in
Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to Michigan Insured Fund's financial statements or its financial highlights as of October 31, 2005, and for each of the four years in the period then ended, other than with respect to the adjustments to the financial highlights of Michigan Insured Fund for the restatement described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on Michigan Insured Fund's financial statements as of October 31, 2005, or on its financial highlights for each of the four years in the period then ended.


Deloitte & Touche LLP
Princeton, New Jersey
January 16, 2007



Fund Certifications (unaudited)


In May 2006, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and Blackrock MuniYield Pennsylvania Insured Fund filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield Michigan Insured Fund, Inc.:

We have audited, before the effects of the adjustments for the correction of the error described in Note 6, the accompanying statement of changes in net assets of MuniYield Michigan Insured Fund, Inc., for the year ended October 31, 2005, and financial highlights for each of the four years in the period then ended (the 2005 financial statement and financial highlights referred to above before the effects of the adjustments discussed in Note 6 are not presented herein). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of MuniYield Michigan Insured Fund, Inc. for the year ended October 31, 2005, and the financial highlights, except for the error described in Note 6, for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments for the correction of the error described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Deloitte & Touche LLP.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
December 9, 2005



Important Tax Information (unaudited)


All of the net investment income distributions paid by BlackRock Muniyield Florida Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock Muniyield Michigan Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund during the taxable year ended October 31, 2006 qualify as tax-exempt interest dividends for Federal income tax purposes.



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York for BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Pennsylvania Insured Fund (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either
(i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. and Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-4523 for BlackRock MuniYield Pennsylvania Insured Fund.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of Investment Advisory Agreement


Disclosure of FAM Investment Advisory Agreements

The Board of Directors or the Board of Trustees, as pertinent, of each Fund met in June 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), each Fund's investment adviser at that time.


Activities and Composition of the Boards

All but one member of each Board is an independent director/trustee, whose only affiliation with FAM or other Merrill Lynch affiliates was as a director/ trustee of each Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. The Chairman of each Board is an independent director/trustee. New director/trustee nominees are chosen by a Nominating Committee comprised entirely of independent directors/trustees. All independent directors/trustees also are members of each Board's Audit Committee, and the independent directors/trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors/trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent directors'/trustees' request.


FAM Investment Advisory Agreements--Matters Considered by the Boards

Every year, each Fund's Board considers approval of the Fund's investment advisory agreement. Each Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. Each Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the pertinent investment advisory agreement, each Board requests and receives materials specifically relating to the investment advisory agreement. These materials are prepared separately for each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing each Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail closed-end funds, under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund. No Board identified any particular information as controlling, and each member of the Boards may have attributed different weights to the various items considered.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's investment advisory agreement with FAM (each, a "FAM Investment Advisory Agreement") in June 2006, the independent directors'/trustees' and the Board's review included the following:

Services Provided by the Investment Adviser--Each Board reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of each Fund. Each Board focused primarily on FAM's investment advisory services and the Fund's investment performance. Each Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years.

For the periods ended February 28, 2006, the Boards noted that MuniYield Florida Insured Fund's performance after fees and expenses ranked in the fourth quintile for each of the one-, three- and five-year periods; MuniYield Michigan Insured Fund, Inc.'s performance after fees and expenses ranked in the fifth quintile for the one- and three-year periods and ranked fourth out of five funds for the five-year period; MuniYield New Jersey Insured Fund, Inc.'s performance after fees and expenses ranked in the fifth quintile for the one-year period, in the fourth quintile for the three-year period and in the third quintile for the five-year period; and MuniYield Pennsylvania Insured Fund's performance ranked in the fourth quintile for the one-year period, in the second quintile for the three-year period and in the first quintile for the five-year period. The Boards noted the overall turnaround in the Funds' performance. The Boards also considered FAM management's belief that there is a relatively small universe of comparable funds for each of the Funds and that each Fund was doing well against the funds FAM management believed to be its competitors. The Boards also noted that the yields of the Funds were generally in the middle range. Considering these factors, each Board concluded that the respective Fund's performance supported the continuation of the Fund's FAM Investment Advisory Agreement, but determined to monitor the performance of MuniYield Florida Insured Fund, MuniYield Michigan Insured Fund, Inc. and MuniYield New Jersey Insured Fund, Inc.

FAM's Personnel and Investment Process--Each Fund's Board reviewed the Fund's investment objectives and strategies. Each Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio manager. Each Board also considered the experience of the Fund's portfolio manager. The Board of MuniYield Florida Insured Fund noted that Mr. Sneeden has more than 10 years of experience in portfolio management. The Board of MuniYield Michigan Insured Fund, Inc. noted that Mr. Stuebe has more than 15 years of experience in portfolio management. The Board of MuniYield New Jersey Insured Fund, Inc. noted that Mr. Jaeckel has more than 15 years of experience in portfolio management. The Board of MuniYield Pennsylvania Insured Fund noted that Mr. Bock has more than 15 years of experience in portfolio management. Moreover, the Boards considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Funds. Each Board concluded that the Fund benefits from that experience.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Management Fees and Other Expenses--Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Board also compared the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by FAM to other types of clients with similar investment mandates, including, for each of MuniYield Florida Insured Fund, MuniYield Michigan Insured Fund, Inc. and MuniYield New Jersey Insured Fund, Inc., a retail closed-end fund. The Boards noted that the fees charged for these accounts exceeded those being charged to the respective Fund. The Board of MuniYield Pennsylvania Insured Fund noted that FAM had advised the Board that it had no other comparable accounts with similar investment mandates. With respect to MuniYield Florida Insured Fund, the Fund's Board noted that the contractual management fee rate was lower than and the actual management fee rate was higher than the median of such fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were slightly higher than the median of total expenses for comparable funds. With respect to MuniYield Michigan Insured Fund, Inc., the Fund's Board noted that the contractual management fee rate and actual management fee rate were somewhat higher than the median of such fees charged by comparable funds, as determined by Lipper, and the Fund's total expenses were also somewhat higher than the median of total expenses for comparable funds. With respect to MuniYield New Jersey Insured Fund, Inc., the Fund's Board noted that the contractual management fee rate and the actual management fee rate were higher than the median of such fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were close to the median of total expenses for comparable funds. With respect to MuniYield Pennsylvania Insured Fund, the Fund's Board noted that the contractual management fee rate and the actual management fee rate were higher than the median of such fees charged by comparable funds, as determined by Lipper, and the Fund's total expenses were higher than the median of total expenses for comparable funds. Each Fund's Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability--Each Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, each Fund's Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because each Fund is a closed-end fund, each Fund's Board concluded that the assets of the Fund are unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors/trustees of each Board deliberated in executive session, the entire Board of each Fund, including all of the independent directors/trustees, approved the renewal of the pertinent FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreements--Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), each Fund's Board of Directors or Board of Trustees, as pertinent, considered and approved a new investment advisory agreement (each, a "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (each, a "Previous Investment Advisory Agreement").

Each Fund's Board discussed the Fund's BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Fund's Board, including the independent directors/trustees, approved the Fund's BlackRock Investment Advisory Agreement at an in-person meeting held on May 8, 2006.

To assist each Fund's Board in its consideration of the Fund's BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meetings. In addition, each Fund's independent directors/trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors'/trustees' deliberations.

At each Fund's Board meetings, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors/trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors/ trustees met in executive sessions with their counsel to consider the Fund's BlackRock Investment Advisory Agreement.

In connection with the directors'/trustees' review of each Fund's BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors/trustees about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to any of the Funds or their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that each Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors/trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each Fund's BlackRock Investment Advisory Agreement, including the fact that no Fund's schedule of total advisory fees would increase under the pertinent BlackRock Investment Advisory Agreement, but would remain the same;

* that in May 2005, each Fund's Board had performed a full annual review of the pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of each Fund in connection with the consideration by the Board of the Fund's BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and, as a result, the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were:
(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider renewal of the Fund's Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Fund's Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



In their deliberations, each Fund's directors/trustees considered information received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's BlackRock Investment Advisory Agreement. None of the Funds' directors/trustees identified any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Fund's directors/trustees, including a majority of the independent directors/ trustees, concluded that the terms of the Fund's BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the directors/trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

Each Fund's directors/trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors/trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors/trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors/trustees determined that the nature and quality of services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Previous Investment Advisory Agreement. The directors/trustees were advised that BlackRock Advisors did not plan to change any of the Funds' portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors/trustees noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors/trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with their recent review of the Fund's Previous Investment Advisory Agreement, each Fund's directors/trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors/trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors/trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors/trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors/trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. Each Fund's directors/trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors/trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Fund's directors/trustees determined, that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Fund's Previous Investment Advisory Agreement. Each Fund's directors/trustees noted that, in conjunction with their most recent deliberations concerning the Fund's Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of each Fund's Previous Investment Advisory Agreement, the Fund's directors/trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Fund's directors/trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors/trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Fund's Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, each Fund's directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors/trustees noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Investment Performance--Each Fund's Board considered investment performance for the Fund. Each Fund's directors/trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance over relatively long periods of time, typically three to five years. Each Fund's directors/ trustees believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors/trustees of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors/trustees, approved the Fund's BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the Fund's BlackRock Investment Advisory Agreement, each Fund's Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At an in-person meeting held on August 16 - 17, 2006, each Fund's Board of Directors or Board of Trustees, as pertinent, including the independent directors/trustees, discussed and approved the Fund's sub-advisory agreement (each, a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's BlackRock Investment Advisory Agreement became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agree-ment, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of any of the Funds as a result of the Fund's BlackRock Sub-Advisory Agreement.

In approving the Fund's BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the Fund's BlackRock Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the Fund's BlackRock Sub-Advisory Agreement. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors/trustees deliberated in executive session, each Fund's entire Board, including the independent directors/ trustees, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors/Trustees
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                                                                                                 Fund Complex    Directorships
                       Position(s)  Length of                                                    Overseen by     Held by
                       Held with    Time                                                         Director/       Director/
Name, Address & Age    Funds        Served    Principal Occupation(s) During Past 5 Years        Trustee         Trustee
Interested Director


Robert C. Doll, Jr.*   President    2005 to   Vice Chairman and Director of BlackRock, Inc.,     122 Funds       None
P.O. Box 9011          and          present   Global Chief Investment Officer for Equities,      168 Portfolios
Princeton,             Director/              Chairman of the BlackRock Retail Operating
NJ 08543-9011          Trustee                Committee, and member of the BlackRock Executive
Age: 52                                       Committee since 2006; President of the Funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of
                                              MLIM and Fund Asset Management, L.P. ("FAM")
                                              from 2001 to 2006; Co-Head (Americas Region)
                                              thereof from 2000 to 2001 and Senior Vice
                                              President from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton Services")
                                              since 2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") from 2001 to 2006;
                                              Chief Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
   Directors or Trustees serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors or Trustees.



Independent Directors/Trustees*


Donald W. Burton       Director/    2002 to   General Partner of The Burton Partnership,         21 Funds        Knology, Inc.
P.O. Box 9095          Trustee      present   Limited Partnership (an investment partnership)    38 Portfolios   (telecommuni-
Princeton,                                    since 1979; Managing General Partner of The                        cations); and
NJ 08543-9095                                 South Atlantic Venture Funds since 1983; Member                    Symbion, Inc.
Age: 62                                       of the Investment Advisory Council of the                          (healthcare)
                                              Florida State Board of Administration since 2001.


John Francis O'Brien   Director/    2005 to   President and Chief Executive Officer of           21 Funds        Cabot
P.O. Box 9095          Trustee      present   Allmerica Financial Corporation (financial         38 Portfolios   Corporation
Princeton,                                    services holding company) from 1995 to 2002                        (chemicals),
NJ 08543-9095                                 and Director from 1995 to 2003; President of                       LKQ Corporation
Age: 63                                       Allmerica Investment Management Co., Inc.                          (auto parts
                                              (investment adviser) from 1989 to 2002, Director                   manufacturing)
                                              from 1989 to 2002 and Chairman of the Board from                   and TJX Com-
                                              1989 to 1990; President, Chief Executive Officer                   panies, Inc.
                                              and Director of First Allmerica Financial Life                     (retailer)
                                              Insurance Company from 1989 to 2002 and Director
                                              of various other Allmerica Financial companies
                                              until 2002; Director from 1989 to 2006, Member of
                                              the Governance Nominating Committee from 2004 to
                                              2006, Member of the Compensation Committee from
                                              1989 to 2006 and Member of the Audit Committee
                                              from 1990 to 2004 of ABIOMED; Director, Member
                                              of the Governance and Nomination Committee and
                                              Member of the Audit Committee of Cabot Corporation
                                              since 1990; Director and Member of the Audit
                                              Committee and Compensation Committee of LKQ
                                              Corporation since 2003; Lead Director of TJX
                                              Companies, Inc. since 1999; Trustee of the Woods
                                              Hole Oceanographic Institute since 2003.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors/Trustees (continued)
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                                                                                                 Fund Complex    Directorships
                       Position(s)  Length of                                                    Overseen by     Held by
                       Held with    Time                                                         Director/       Director/
Name, Address & Age    Funds        Served    Principal Occupation(s) During Past 5 Years        Trustee         Trustee
Independent Directors/Trustees (concluded)*


David H. Walsh         Director/    2003 to   Consultant with Putnam Investments from 1993       21 Funds        None
P.O. Box 9095          Trustee      present   to 2003, and employed in various capacities        38 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 Massachusetts Audubon Society from 1990
Age: 65                                       to 1997; Director, The National Audubon Society
                                              from 1998 to 2005; Director, The American
                                              Museum of Fly Fishing since 1997.


Fred G. Weiss**        Director/    1998 to   Managing Director of FGW Associates since          21 Funds        Watson
P.O. Box 9095          Trustee      present   1997; Vice President, Planning, Investment and     38 Portfolios   Pharmaceuticals,
Princeton,                                    Development of Warner Lambert Co. from 1979 to                     Inc.
NJ 08543-9095                                 1997; Director of the Michael J. Fox Foundation                    (pharmaceutical
Age: 65                                       for Parkinson's Research since 2000; Director                      company)
                                              of BTG International PLC (a global technology
                                              commercialization company) since 2001.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors/Trustees and the Audit Committee.




                          Position(s)  Length of
                          Held with    Time
Name, Address & Age       Funds        Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke           Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011             President    present  in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,                and          and      thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011             Treasurer    1999 to
Age: 46                                present


John M. Loffredo          Senior       2002 to  Managing Director of BlackRock since 2006; Managing Director (Tax-Exempt Fund
P.O. Box 9011             Vice         present  Management) of MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
Princeton,                President
NJ 08543-9011
Age: 42


William R. Bock           Vice         1997     Director of BlackRock since 2006; Director of MLIM (Tax-Exempt Fund Management)
P.O. Box 9011             President    (MPA)    from 2005 to 2006; Vice President of MLIM from 1989 to 2005.
Princeton,                             to
NJ 08543-9011                          present
Age: 70


Theodore R. Jaeckel, Jr.  Vice         1997     Managing Director of BlackRock since 2006; Managing Director (Municipal
P.O. Box 9011             President    (MJI)    Tax-Exempt Fund Management) of MLIM from 2005 to 2006; Director of MLIM
Princeton,                             to       from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
NJ 08543-9011                          present
Age: 47


Robert D. Sneeden         Vice         2002     Director of BlackRock since 2006; Director (Municipal Tax-Exempt Fund Management)
P.O. Box 9011             President    (MFT)    of MLIM from 2005 to 2006; Vice President of MLIM from 1998 to 2005; Assistant
Princeton,                             to       Vice President of MLIM from 1994 to 1998.
NJ 08543-9011                          present
Age: 53


Fred K. Steube            Vice         1995     Director of BlackRock since 2006; Director (Municipal Tax-Exempt Fund Management)
P.O. Box 9095             President    (MYI)    of MLIM from 2000 to 2006; Vice President of MLIM from 1994 to 2000.
Princeton,                             to
NJ 08543-9011                          present
Age: 56



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors/Trustees (concluded)

                          Position(s)  Length of
                          Held with    Time
Name, Address & Age       Funds        Served   Principal Occupation(s) During Past 5 Years
Fund Officers (concluded)*


Jeffrey Hiller            Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
P.O. Box 9095             Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,                Officer               and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                   Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                         Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                from 1990 to 1995.


Alice A. Pellegrino       Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                          present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                      from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
NJ 08543-9011                                   Services from 2004 to 2006.
Age: 46


* Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.


BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares or Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Shares or Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


BlackRock MuniYield Pennsylvania Insured Fund

Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Shares:
Computershare Trust
Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Preferred Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



Investment Objectives


NYSE Symbol  BlackRock MuniYield Florida Insured Fund seeks to provide
MFT shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  BlackRock MuniYield Michigan Insured Fund, Inc. seeks to provide
MIY shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.


NYSE Symbol  BlackRock MuniYield New Jersey Insured Fund, Inc. seeks to provide
MJI shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


NYSE Symbol  BlackRock MuniYield Pennsylvania Insured Fund seeks to provide
MPA shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1,
           2006), (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G.
           Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending October 31, 2006 - $26,500
                                Fiscal Year Ending October 31, 2005 - $26,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending October 31, 2006 - $3,500
                                Fiscal Year Ending October 31, 2005 - $19,400

           The nature of the services include professional services rendered in connection with the registration and issuance of new AMP series of the Fund, and compliance procedures associated with the Fund's AMPS.

           (c) Tax Fees -       Fiscal Year Ending October 31, 2006 - $6,000
                                Fiscal Year Ending October 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending October 31, 2006 - $0
                                Fiscal Year Ending October 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) Fiscal Year Ending October 31, 2006 - $3,204,783
               Fiscal Year Ending October 31, 2005 - $6,277,749

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton
           Laurie Simon Hodrick (resigned as of May 1, 2006)
           John F. O'Brien
           David H. Walsh
           Fred G. Weiss

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended October 31 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2006.

           (a)(1) BlackRock MuniYield New Jersey Insured Fund, Inc. is managed by a team of investment professionals comprised of Timothy T.
           Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.
           Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2006.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004.

           (a)(2) As of October 31, 2006:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Timothy T.
   Browse                          17              0                0              0                 0                 0
                     $  4,519,317,595        $     0          $     0        $     0           $     0           $     0

   Theodore R.
   Jaeckel, Jr.                    82              0                0              0                 0                 0
                     $ 30,420,840,233        $     0          $     0        $     0           $     0           $     0

   Walter
   O'Connor                        82              0                0              0                 0                 0
                     $ 30,420,840,233        $     0          $     0        $     0           $     0           $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 31, 2006:


    Portfolio Manager Compensation
    The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

    Compensation Program
    The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

    Base Salary
    Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

    Performance-Based Compensation
    BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

    BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, New Jersey municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

    Cash Bonus
    Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

    Stock Bonus
    A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

    The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

    Other Compensation Programs
    Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

    Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.   As of October 31, 2006,
                  neither of Messrs. Browse, Jaeckel and O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in
           Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Prior to the filing of this Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). Accordingly, the Registrant's financial statements as of and for the period ended October 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

           Management of the Registrant believes that subsequent to the adjustments, the Registrant's accounting treatment of such transfers is appropriate under SFAS 140. Additionally, management of the Registrant is taking such further actions as are necessary to enhance its internal control over financial reporting, and in doing so, increase the effectiveness of such controls, so that such transfers of assets are reviewed and evaluated appropriately under the provisions of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Registrant is further enhancing controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniYield New Jersey Insured Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield New Jersey Insured Fund, Inc.


Date: January 18, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield New Jersey Insured Fund, Inc.


Date: January 18, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniYield New Jersey Insured Fund, Inc.


Date: January 18, 2007